                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               F.N.B. Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                  March 15, 2001

Dear Shareholder:

It is a pleasure to invite you to attend the Annual Meeting of Shareholders of F.N.B. Corporation. The meeting will be held at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102, on Monday, April 23, 2001, at 4:00 p.m.

At the meeting, you will be asked to consider and vote upon the election of five directors and the proposed F.N.B. Corporation 2001 Incentive Plan and the proposed reincorporation of F.N.B. in Florida.

Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each. Please sign and return each card since they represent a separate number of votes. Postage paid envelopes are provided for your convenience.

You are cordially invited to attend the Annual Meeting. Please indicate on the proxy card whether you plan to attend the Annual Meeting.

Regardless of whether you plan to attend, please date and return the enclosed proxy card(s) as soon as possible. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

As always, the directors, management and staff thank you for your continued support and interest in F.N.B. Corporation.

                                    Sincerely,

                                    Peter Mortensen
                                    Chairman


                                    /s/ Gary L. Tice
                                    -------------------------------------
                                    Gary L. Tice
                                    President and Chief Executive Officer

[F.N.B. Corporation Logo]
                               F.N.B. CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of F.N.B. Corporation (the "Corporation") will be held at the Naples Beach Hotel, located at 851 Gulf Shore Boulevard North, Naples, Florida 34102, on Monday, April 23, 2001, at 4:00 p.m. Eastern Daylight Time, for the following purposes:

         1.       To elect five (5) directors of the Corporation; and

         2. To consider and vote upon the following proposals which have been unanimously recommended by the Board of Directors:

                  (a) To approve the F.N.B. Corporation 2001 Incentive Plan in the form attached as Exhibit A to the Proxy Statement.

                  (b) To approve the reincorporation of the Corporation from Pennsylvania to Florida. The reincorporation would be effected pursuant to an Agreement and Plan of Merger in the form attached as Exhibit B to the Proxy Statement.

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Only the holders of Common Stock and Series A Preferred Stock of the Corporation of record on the books of the Corporation at the close of business on February 9, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

Enclosed with this Notice are a Proxy Statement and form of proxy. All shareholders, whether or not they expect to be present at the meeting, are requested to date and sign the proxy and to return it in the enclosed self-addressed envelope. Prompt compliance with this request will be appreciated. Shareholders who attend the meeting may, if they wish, vote in person even if they have mailed their proxies.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    David B. Mogle, Secretary

March 15, 2001

                                                                  March 15, 2001

[F.N.B. Corporation Logo]
                               F.N.B. CORPORATION
                              ONE F.N.B. BOULEVARD
                       HERMITAGE, PENNSYLVANIA 16148-3363

                                 PROXY STATEMENT

The accompanying proxy is being solicited by F.N.B. Corporation (the "Corporation") in connection with the Annual Meeting of Shareholders to be held on April 23, 2001, pursuant to the preceding Notice of Annual Meeting. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to shareholders of the Corporation is March 15, 2001. If the proxy is executed and returned, it may nevertheless be revoked by written notice to the Secretary of the Corporation at any time prior to the voting thereof or in open meeting, or by voting in person at the Annual Meeting. Unless the proxy is revoked or contains other instructions, the shares represented thereby will be voted at the meeting in favor of the election of the persons named below as directors and in favor of the Proposal as recommended by the Board of Directors.

The Board of Directors has fixed February 9, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, the Corporation had outstanding 22,518,766 shares of Common Stock, 19,194 shares of Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") and 147,490 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock"). The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting. Holders of Common Stock are entitled to one vote for each share held and holders of Series A Preferred Stock are entitled to 6.2 votes for each share held. Holders of Series B Preferred Stock have no voting rights with respect to their shares of Series B Preferred Stock.

                              ELECTION OF DIRECTORS

The Bylaws of the Corporation provide that the Board of Directors shall consist of not fewer than five nor more than 25 persons, the exact number to be determined from time to time by the Board. The number of directors has been fixed at 19 by the Board of Directors. Proxies will not be voted for a greater number of persons than the number of nominees set forth below. Directors are elected by a plurality of the votes actually cast at the meeting. Abstentions and shares held in "street" name that are not cast at the meeting are not counted. Neither the holders of Common Stock nor the holders of Series A Preferred Stock have cumulative voting rights in the election of directors.

The Bylaws of the Corporation also provide for classification of the directors with respect to the time for which they shall severally hold office. The Board is divided into four classes with the term of office of the directors of each class to expire at the fourth annual meeting after their election. At each succeeding annual meeting of shareholders, successors to the directors of the class whose term expires are elected. Each director shall hold office for the term for which he/she is elected and thereafter until his/her successor is duly elected and qualified or until his/her earlier death, resignation or removal.

Alan C. Bomstein, Charles T. Cricks, Henry M. Ekker, James S. Lindsay and Paul
P. Lynch, all of whom have expressed their willingness to serve, have been nominated for election as directors of the Corporation to hold office for the term described and until their successors are elected and have qualified. All of the nominees are presently directors of the Corporation. In the event one or more of such persons is unable or unwilling to serve as a director for any reason (and the Corporation knows of no such reason), the persons named in the enclosed proxy will vote for the other nominees named and such substituted nominees as may be nominated by the Board of Directors.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Information concerning directors and executive officers is set forth below. The principal occupation of each director and executive officer as of the date hereof and for the past five years is included in the table. The information concerning beneficial ownership of Common Stock and Series B Preferred Stock is based upon information received as of February 9, 2001. No director or executive officer of the Corporation is the beneficial owner of any shares of Series A Preferred Stock.

                                                                                                              Amount and
                                                                                  Amount and                   Nature of
                                                                                  Nature of                   Beneficial
                                                                  Expiration      Beneficial                   Ownership
                                                                  of Term of     Ownership of       Percent   of Series B   Percent
              Name and                               Director      Office as     Common Stock         of       Preferred      of
        Principal Occupation               Age         Since      Director(a)       (b)(c)         Class(d)     Stock(e)   Class(d)
-----------------------------------------------------------------------------------------------------------------------------------

PETER MORTENSEN                             65          1974          2002        242,080(f)          1.1          0
Chairman of the Corporation since
1988; Chief Executive Officer of the
Corporation 1988-2000; and
Chairman of First National Bank of
Pennsylvania ("FNBPA"), a
subsidiary

STEPHEN J. GURGOVITS                        57          1981          2004        123,804(f)(g)                    0
Vice Chairman of the Corporation
since 1998; Executive Vice President
of the Corporation 1995-1998; and
President & Chief Executive Officer
of FNBPA

GARY L. TICE                                53          1997          2002        145,144(f)(h)                    0
Chief Executive Officer of the
Corporation since 2001; President
and Chief Operating Officer of the
Corporation since 1998; Executive
Vice President and Chief Operating
Officer of the Corporation 1997-
1998; and Chairman of First National
Bank of Florida

W. RICHARD BLACKWOOD                        59          1985          2004        130,814                      8,100        5.5
President, Harry Blackwood Inc.
(insurance and real estate)

ALAN C. BOMSTEIN                            55          1999          2001         38,820                          0
President and Chief Executive
Officer, Creative Contractors, Inc.

WILLIAM B. CAMPBELL                         62          1975          2004         68,943(i)(j)                    0
Retired Business Executive

CHARLES T. CRICKS                           51          1994          2001         52,994(k)                       0
Principal, Starboard Ventures;
Executive Vice President and Chief
Operating Officer, Health Care
Solutions, Inc. 1996-1998

                                                                                                            Amount and
                                                                                 Amount and                 Nature of
                                                                                 Nature of                  Beneficial
                                                                  Expiration     Beneficial                 Ownership
                                                                  of Term of     Ownership of    Percent   of Series B    Percent
              Name and                                 Director   Office as      Common Stock      of       Preferred       of
        Principal Occupation                  Age       Since    Director(a)       (b)(c)       Class(d)     Stock(e)    Class(d)
-----------------------------------------------------------------------------------------------------------------------------------


HENRY M. EKKER, ESQ                            62        1994        2001          20,857                       0
Attorney at Law, Partner of Ekker,
Kuster, McConnell & Epstein, LLP

JAMES S. LINDSAY                               52        1997        2001         130,708(l)                    0
Managing Partner, Dor-J's
Partnership; Licensed Real Estate
Broker, The Lindsay Company

PAUL P. LYNCH                                  49        1991        2001         119,262(m)                  200
Attorney at Law, Partner of Lynch &
Gallitto; President & Chief Executive
Officer, Paul Lynch Investments, Inc.

EDWARD J. MACE                                 44        1997        2002         113,904(n)                    0
Edward J. Mace, Certified Public
Accountant; Chief Operating Officer,
Ribek Corporation

ROBERT S. MOSS                                 63        1994        2002          21,753(o)                    0
Chairman, Associated Contractors of
Conneaut Lake, Inc.

WILLIAM A. QUINN                               72        1974        2002           7,297                       0
Retired Vice President of the
Corporation; and Retired Executive
Vice President & Cashier of FNBPA

WILLIAM J. STRIMBU                             40        1995        2003          49,786                       0
President, Nick Strimbu, Inc.
(common carrier)

ARCHIE O. WALLACE, ESQ                         66        1992        2003          32,363                       0
Attorney at Law, Partner of Rowley,
Wallace, Keck, Karson & St. John

JAMES T. WELLER                                70        1975        2003          45,505(p)                    0
Chairman, Liberty Steel Products,
Inc. (steel processor)

ERIC J. WERNER, ESQ                            38        1995        2003          15,456(q)                    0
Vice President, Secretary & General
Counsel, Werner Co. (Manufacturer
of custom aluminum extrusions and
climbing products)

R. BENJAMIN WILEY                              56        1997        2003           8,596                       0
Chief Executive Officer, Greater Erie
Community Action Committee

                                                                                                            Amount and
                                                                                  Amount and                Nature of
                                                                                  Nature of                 Beneficial
                                                                  Expiration      Beneficial                Ownership
                                                                  of Term of     Ownership of    Percent   of Series B    Percent
              Name and                               Director     Office as      Common Stock      of       Preferred       of
        Principal Occupation               Age        Since       Director(a)      (b)(c)        Class(d)    Stock(e)     Class(d)
-----------------------------------------------------------------------------------------------------------------------------------



DONNA C. WINNER                             54         1994          2004          272,245         1.2          0
Co-Owner, The Radisson;
Tara - A Country Inn;
The Winner (clothing store); and
Tiffany's (banquet center)

WILLIAM J. RUNDORFF                         52          N/A           N/A           66,642(f)                   0
Executive Vice President of the
Corporation since 1995

JOHN D. WATERS                              54          N/A           N/A           50,251(f)                   0
Vice President & Chief Financial
Officer of the Corporation since
1994 and Chief Financial Officer of
FNBPA

All directors, director nominees and executive officers as a group (21 persons), as the beneficial owners of 1,240,914 shares of the outstanding Common Stock, owned 5.5% of the Common Stock of the Corporation as of February 9, 2001, and controlled 5.5% of the outstanding voting power of the Corporation's issued and outstanding stock.

(a) The term of office for directors expires at the annual meeting to be held during the year shown.

(b) Includes (1) the following shares which the officer or director has the right to acquire within sixty days upon exercise of stock options and/or warrants: Mr. Mortensen, 147,001 shares; Mr. Gurgovits, 93,940 shares; Mr. Tice, 84,983 shares; Mr. Rundorff, 62,120 shares; Mr. Waters, 42,386 shares; Mr. Blackwood, 2,793 shares; Mr. Bomstein, 8,807 shares; Mr. Campbell, 3,498 shares; Mr. Cricks, 3,717 shares; Mr. Ekker, 3,237 shares; Mr. Lindsay, 3,469 shares; Mr. Lynch, 2,794 shares; Mr. Mace, 4,581 shares; Mr. Moss, 2,794 shares; Mr. Quinn, 2,925 shares; Mr. Strimbu, 2,877 shares; Mr. Wallace, 3,172 shares; Mr. Weller, 3,302 shares; Mr. Werner, 2,750 shares; Mr. Wiley, 2,706 shares; Mrs. Winner, 2,692 shares; and (2) shares which the officer or director has the right to acquire by conversion of shares of Series B Preferred Stock. Shares of Series B Preferred Stock are convertible into shares of Common Stock at the ratio of 2.4861 shares of Common Stock per share of Series B Preferred Stock.

(c) Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly owned company. This does not include the following shares held of record by the director's spouse or children, or held in trust, and as to which each director disclaims beneficial ownership: Mr. Mortensen, 336 shares; Mr. Lindsay, 8,994 shares; Mr. Tice, 574 shares; and Mr. Weller, 39,039 shares.

(d)      Unless otherwise indicated, represents less than 1% of the class.

(e) Except as otherwise indicated, each director possesses sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly owned company.

(f) Does not include shares awarded as an employer matching contribution as a part of the Corporation's 401(k) Plan.

(g) Includes 6,206 shares owned by Mr. Gurgovits' wife as a participant in her employer's profit sharing program; and 59 shares held by Mr. Gurgovits as trustee for his daughter.

(h) Includes 1,867 shares jointly owned by Mr. Tice and his two children; 4,433 shares jointly owned by Mr. Tice and his mother; and 6,345 shares held by the F.N.B. Corporation Salary Savings Plan for Mr. Tice who has voting power over these shares.

(i) Includes 2,549 shares held in an irrevocable trust by the First National Trust Company. A committee which includes Mr. Campbell holds sole voting power over the shares, while the First National Trust Company possesses sole investment power over such shares.

(j)      Includes 1,790 shares owned by Mr. Campbell's wife.

(k) Includes 2,151 shares owned by Mr. Cricks' wife and 8,491 shares held by Mr. Cricks as co-trustee for his mother.

(l) Includes 8,195 shares held by Mr. Lindsay as custodian for his two children; 77,689 shares owned by Dor'J's Partnership, of which Mr. Lindsay is the managing partner; and 1,274 shares held by Mr. Lindsay as trustee for his mother.

(m) Includes 27,669 shares owned by Mr. Lynch's wife and 36,811 shares held by the Paul and Marcia Lynch Family Trust.

(n) Includes 430 shares held by Mr. Mace as custodian for his three children; 5,714 shares held by Mr. Mace as trustee for certain unrelated beneficiaries; 23,300 shares held by the Ribek Corporation Defined Contribution Pension Trust of which Mr. Mace is a Trustee; and 65,533 shares owned by Ribek Corporation of which Mr. Mace is Chief Operating Officer.

(o) Includes 155 shares owned by Mr. Moss's wife; 276 shares held by Mr. Moss as custodian for his two grandchildren.

(p)      Includes 624 shares owned by Mr. Weller's wife.

(q) Includes 1,703 shares owned by Mr. Werner's wife; 3,662 shares held by Mr. Werner's wife as custodian for their two children.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Upon review of Forms 3, 4 and 5 furnished to the Corporation during or with respect to its most recent fiscal year, the Corporation has determined that no officer, director or 10 percent shareholder of the Corporation failed to timely file or failed to file a report during 2000 as required by Section 16(a) of the Securities Exchange Act of 1934.

DIRECTORS' FEES

During 2000, each non-employee director was paid an annual retainer of $14,000 and $2,500 for each quarterly Board meeting attended. Each Corporation director was issued stock options during 2000 under the Corporation's 1998 Directors' Stock Option Plan, which were based on the Board fees earned during the year. Individual grants to Corporation Directors ranged from 973 to 1,642 stock options with exercise prices equal to the fair market value of the Corporation's Common Stock on the date of grant. Non-employee directors who serve on committees were compensated for their attendance at various committee meetings of the Corporation and its subsidiaries at rates ranging from $100 to $900 per meeting attended. In addition, Messrs. Mortensen and Tice are compensated for attendance at certain board and committee meetings of the Florida affiliates.

Each director of the Corporation may elect to receive shares of Common Stock in lieu of cash as their compensation for attendance at regular and committee meetings of the Board of Directors of the Corporation pursuant to the F.N.B. Corporation Directors' Compensation Plan (the "Plan"). The number of shares of Common Stock to be issued shall equal the number of shares of Common Stock that may be purchased with (or having a market value equal to) the amount of cash otherwise payable to such Director by the Corporation for attendance at such meetings.

A director may elect to defer receipt of all of his annual fees payable under the Plan in cash for the period beginning on January 1 of the following year and continuing until the Corporation receives written notice from the Director terminating such deferral. Additionally, Mr. Mortensen has elected to participate in this plan by having an amount equal to the director fees paid to non-employee directors deferred from his base salary.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers of the Corporation and its subsidiaries and their associates were customers of, and had loans outstanding from, the Corporation's subsidiaries in the ordinary course of business during 2000. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Corporation's subsidiaries and did not involve more than the normal risk of collectability.

During 2000, the Corporation entered into an Agreement to repurchase approximately 69,107 shares of Corporation Common Stock from the Donna C. Winner Marital Trust. The pricing terms of this stock repurchase conforms with the SEC Rule 10b-18 guidelines providing a per share purchase price as the higher of (i) the highest independent published bid; or (ii) the last independent sale reported for Corporation Common Stock, determined at the close of regular trading on the date the transaction.

The Corporation's subsidiary, First National Bank of Pennsylvania, leases a branch facility owned by Director Winner and her husband. The branch facility is located in Sharon, Pennsylvania, and the lease rate and terms are comparable to those prevailing in the Sharon market at the time the lease was entered into.

BOARD AND COMMITTEE MEETINGS

During 2000, the Board of Directors of the Corporation held four meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they serve, except Mr. Werner.

The Board of Directors has an Audit Committee consisting of Messrs. Lynch, Mace, Moss, Quinn and Werner. Committee members satisfy the Nasdaq and the Corporation's Audit Committee Charter independence requirements. Duties of the Audit Committee include reviewing with the Corporation's independent auditors, Ernst & Young LLP, the planning and results of the auditing engagement, reviewing the activities and recommendations of the Corporation's internal auditors, and reviewing the adequacy of internal accounting controls. Additional information regarding the Audit Committee is set forth in the "Report of Audit Committee" as set forth in Exhibit F to this Proxy Statement.

The Board of Directors has a Compensation Committee which includes Messrs. Blackwood, Cricks, Lindsay and Weller. During 2000, Mr. Mortensen, as Chairman and Chief Executive Officer of the Corporation, attended meetings of the Corporation's Compensation Committee, but did not participate or vote in any deliberations or decision making involving his own compensation. During 2000, the Compensation Committee met five times. Duties of the Compensation Committee include reviewing the performance of and establishing compensation for the officers of F.N.B. Corporation and affiliate chief executive officers; reviewing and approving the compensation of affiliate senior officers as proposed by affiliate boards of directors; and reviewing compensation and benefit matters that have corporate-wide significance. The Compensation Committee also administers the various Stock Option Plans, the Restricted Stock and Incentive Bonus Plan and the Directors' Compensation Plan and awards made under these Plans.

The Board of Directors has a Nominating Committee consisting of Messrs. Campbell, Mace, Quinn and Wallace. During 2000, the Nominating Committee met three times. The Nominating Committee is responsible for selecting and recommending to the Board of Directors nominees for election as director. The Nominating Committee will consider nominees recommended by shareholders of the Corporation. Such recommendations must be made in writing, include a statement of the nominee's qualifications, and be addressed to the Nominating Committee at the address of the Corporation. Shareholders may also nominate persons for election as directors in accordance with the procedures set forth in the Corporation's Bylaws. Written notification of such nomination, containing the required information, must be mailed or delivered to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to the Annual Meeting.

                                   PROPOSAL 1

               ADOPTION OF F.N.B. CORPORATION 2001 INCENTIVE PLAN

The Board of Directors of the Corporation is submitting to the shareholders for approval at the Annual Meeting the F.N.B. Corporation 2001 Incentive Plan which will further the purposes (described below) served by the Corporation's existing stock option plan approved by the shareholders in 1996, under which relatively few options remain available for granting to employees.

On January 22, 2001, the Board of Directors of the Corporation adopted the 2001 Incentive Plan (the "Plan") for eligible non-employee directors, employees, independent contractors and consultants of the Corporation. The Plan provides for the grant of (i) incentive stock options; (ii) non-qualified stock options;
(iii) stock appreciation rights; (iv) limited stock appreciation rights; (v) restricted stock; (vi) performance units; (vii) phantom stock; or (viii) any combination of the foregoing. The purpose of the Plan is to encourage non-employee directors, employees, independent contractors and consultants to increase their efforts to make the Corporation and each of its subsidiaries more successful, to provide an additional inducement for such individuals to remain with the Corporation or a subsidiary, to reward such individuals by providing an opportunity to acquire incentive awards on favorable terms and to provide a means through which the Corporation and its subsidiaries may attract able persons to enter employment with the Corporation or any of its subsidiaries or to perform services for the Corporation or any of its subsidiaries.

The Corporation has previously adopted the 1996 Stock Option Plan (the "Option Plan"), which provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, and limited stock appreciation rights to eligible employees of the Corporation and its subsidiaries. The Option Plan has reserved 10% of the total issued and outstanding shares of the Corporation's Common Stock for issuance pursuant to the exercise of options granted pursuant to the Option Plan. As of February 9, 2001, options with respect to 1,686,852 shares were outstanding under the Option Plan. No options available under the Plan will be issued until the remaining balance of unissued options available in the Option Plan are all issued. The Plan provides significantly greater flexibility in the number and types of incentive awards available for grant. The Corporation intends to terminate the Option Plan before any grants are made under the 2001 Plan.

The Board of Directors of the Corporation recommends that the shareholders vote FOR approval of the Plan.

The following discussion of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is set forth in Exhibit A attached hereto.

DESCRIPTION OF THE PLAN

SHARES SUBJECT TO THE PLAN

The shares of the Corporation's Common Stock ("Stock") available for issuance under the Plan may, at the election of the Board of Directors, be authorized and unissued shares, treasury shares or partly each. The maximum number of shares of Stock that can be granted under the Plan is initially 500,000 shares, but beginning in the calendar year following the year in which the Plan is first adopted, such number is automatically increased each year by 3% of the total number of issued and outstanding shares of Stock as of the first day of that calendar year. In addition, up to 1.5% of the number of shares of Stock outstanding as of the first day of that calendar year could be "borrowed" from the following year's increase (with the next year's increase being decreased by the same number of shares). In any event, not more than 3,000,000 shares in the aggregate will be available for issuance in the form of incentive stock options.

PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN

Under the Plan, Awards may be granted to non-employee directors, employees, independent contractors and consultants of the Corporation or any of its subsidiaries who share the responsibility for the management, growth, or protection of the business of the Corporation or any of its subsidiaries or who, in the opinion of the Committee, provide services yielding significant benefits to the Corporation or any subsidiary. Only employees of the Corporation or its subsidiaries, however, are eligible to receive incentive stock options under the Plan.

ADMINISTRATION OF THE PLAN

The Plan may be administered by the compensation committee of the Board of Directors of the Corporation (the "Committee") or such other committee as the Board of Directors may designate. Subject to the provisions of the Plan, the Committee has the authority to determine the individuals to whom Awards shall be granted and to determine exercise prices, vesting requirements, the term of and the number of shares covered by each award, and the form of the Award to be granted.

INCENTIVE AWARDS

All Awards. The Plan authorizes the Committee to award eligible non-employee directors, employees, independent contractors and consultants, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, performance units, phantom stock or any combination thereof and to award eligible employees incentive stock options (collectively referred to as "Awards"). Each Award granted under the Plan will be represented by an agreement ("Award Agreement") in a form approved by the Committee. The Award Agreement shall be subject to and shall incorporate the terms and conditions required under the Plan or as required by the Committee for the form of the Award granted and such other terms and conditions as the Board of Directors or Committee may specify.

Stock Options. The Plan authorizes the Committee to grant the eligible non-employee directors, employees, independent contractors and consultants non-qualified stock options to purchase shares of Stock and to grant eligible employees incentive stock options to purchase shares of Stock ("Options").

The exercise price of Options granted under the Plan will be determined by the Committee, but in the case of incentive stock options, the exercise price in no event shall be less than 100% of the fair market value per share of one share of the Stock on the date of the grant of the option (or in the case of certain incentive stock options as described below, 110% of fair market value). The term "Fair Market Value" is defined in the Plan to mean, as applicable, (i) the average of the bid and ask prices of the Corporation's Stock on the date in question, as quoted by the Nasdaq National Market System (or other over-the-counter nationally recognized quotation service); (ii) if the Corporation's Stock is not traded on the Nasdaq National Market but is registered on a national securities exchange, the closing sales price of the Corporation's Stock on such national securities exchange; (iii) if the Corporation's shares of Common Stock are not traded on a national securities exchange or through any other nationally recognized quotation service, the fair market value of the Corporation's Stock as determined by the Board or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board or the Committee shall in its discretion select and apply at the time of the grant of the Award concerned; or
(iv) with respect to Limited Stock Appreciation Rights, the applicable value determined in accordance with the following definition.

The Fair Market Value of a Limited Stock Appreciation Right is defined as the higher of (i) the average of the bid and ask prices of the Corporation's Stock as quoted by the Nasdaq National Market System (or other over-the-counter nationally recognized quotation service) or as reported on such national securities exchange on which the Corporation's Stock is then registered, in each case, during the 90-day period ending on the date of exercise of the applicable Limited Stock Appreciation Right; or (ii) (a) in the event of a tender offer or exchange offer for Stock the highest price paid for Stock pursuant to any tender offer or exchange offer in effect at any time during the 90 days ending on the date of exercise of the applicable Limited Stock Appreciation Rights; (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, the highest price per share paid for Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation; or (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the Limited Stock Appreciation Rights. Any securities or property that are part or all of the consideration paid for Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (x) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation or (y) the valuation placed on such securities or property by the Committee.

Subject to the foregoing, the Board or the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

Options may be exercised in whole or in part by the participant in the Plan ("Participant"), but in no event later than ten years from the date of the grant. Any incentive stock option granted under the Plan to a Participant who owns directly or indirectly (under applicable ownership attribution rules) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation may not be purchased at a price less than 110% of the market price on the day the option is granted, and no such option may be exercised more than five years from the date of grant. Upon payment, the Corporation will deliver stock certificates for such shares to the Participant, or will enroll the Participant in the Corporation's dividend reinvestment plan.

The purchase price for the shares may be paid in cash, shares of Stock, by withholding shares of Stock issuable upon exercise of the Option, by waiving compensation due or accrued for services rendered, by a same-day sale commitment, by a margin commitment, by a promissory note or by a combination of the above, in each case as determined by the Committee and set forth in the applicable Award Agreement. Further, the Committee may provide for the exercise of an Option prior to its vesting, in which case such Option is subject to applicable restricted stock provisions.

Options granted under the Plan are exercisable during the lifetime of the Participant only by the Participant. All Options granted under the Plan are non-transferable except by will or under the laws of descent and distribution.

Stock Appreciation Rights, Limited Stock Appreciation Rights. Stock appreciation rights and limited stock appreciation rights may be granted under the Plan in conjunction with Options or in tandem with Options granted under the Plan. Stock appreciation rights and limited stock appreciation rights granted in conjunction or in tandem with Options generally are exercisable only at such time and to the extent that the Options to which they relate are exercisable. Upon exercise of a stock appreciation right or limited stock appreciation right, a Participant shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the fair market value of one share of Stock over the exercise price per share at or on the date of exercise specified in the related Option or stock appreciation right, or limited stock appreciation right or multiplied by the number of shares in respect of which the stock appreciation right or limited stock appreciation right is exercised.

Performance Units. The Plan provides for the award of "performance units." In granting performance units, the Committee shall determine a "performance period" of one or more years and shall determine the performance objectives for grants of performance units. Performance objectives may vary from Participant to Participant and between groups of Participants and may be based upon such criteria or combination of factors as the Committee may deem appropriate. All performance units shall be paid in cash.

At the beginning of a performance period, the Committee shall determine for each Participant eligible for performance units the range of dollar values, if any, which shall be paid as an Award if the relevant measure of performance for the performance period is met. No performance units have been granted.

Restricted Stock. Restricted stock may be received by a Participant either as an Award or as the result of an exercise of an Option or stock appreciation right or limited stock appreciation right, provided that the Option is exercised prior to vesting. Restricted stock granted under the Plan shall be subject to a "restriction period" (after which restrictions shall lapse) commencing on the date of grant of the Award and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine.

Except as otherwise provided in the Plan, no shares of restricted stock may be sold, exchanged, transferred, pledged or otherwise disposed of during the restriction period. The Committee may require certificates for restricted stock delivered under the Plan to be held in custody by a bank or other institution or by the Corporation itself until the restriction period expires or the restrictions thereon otherwise lapse. In addition, the Committee may require the recipient to deliver a stock power of attorney endorsed in blank relating to the restricted stock as a condition of receipt of restricted stock. If the Participant ceases to be employed by or to provide services to the Corporation or any of its subsidiaries, the restricted stock may be forfeited.

Phantom Stock. Phantom stock may be granted under the Plan. For each share of phantom stock, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the fair market value of one share of Stock at the applicable date.

AMENDMENT AND TERMINATION OF THE PLAN

With respect to any shares of Stock at the time not subject to an Award, the Board of Directors may at any time and from time to time, terminate, modify or amend the Plan in any respect, provided always that no such revocation or termination shall terminate any outstanding Award theretofore granted under the Plan and that no such modification or amendment shall be made absent the approval of the shareholders of the Corporation to: (i) increase the total number of shares which may be issued or delivered under the Plan; (ii) make any change in the class of individuals eligible to receive Awards; (iii) extend the period set forth in the Plan during which Awards may be granted or exercised; or
(iv) make any changes that require shareholder approval under the rules and regulations of any securities exchange market on which the Stock is traded. The Corporation's Board of Directors may also suspend the granting of Awards pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Award granted before such suspension or termination unless the affected Participant consents in writing, to such modification or amendment or there is a dissolution or liquidation of the Corporation.

With the consent of the affected Participant, the Board of Directors may amend outstanding Award Agreements in a manner consistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend Award Agreements with respect to such Options, intended as of the date of grant to be incentive stock options, in such respects as it deems necessary in order that incentive stock options granted under the Plan shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting qualified incentive stock options.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options. All incentive stock options granted or to be granted under the Plan are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the issuer of such option will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the Stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of: (i) gain on the sale or other disposition; or (ii) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Corporation.

The Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to the Corporation other shares of the Corporation's Stock owned by the optionee.
Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to the Corporation shares of the Corporation's Stock will recognize no gain or loss upon such exercise. The optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. The optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered plus the amount of ordinary income recognized. The optionee's basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under Section 422 of the Code.

Incentive stock options offer two principal tax benefits: (1) the possibility of converting ordinary income into capital gain to the extent of the excess of fair market value over option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

For capital assets, such as Stock, held for more than one year, the maximum tax rate is currently 20%.

In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

Non-Qualified Stock Options. All options granted or to be granted under the Plan that do not qualify as incentive stock options are non-qualified stock options not entitled to special tax treatment under Section 422 of the Code.

A Participant in the Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the

Corporation are actively traded on an established market. The Corporation presently has no such actively traded options.

Upon the exercise of a non-qualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair value of the shares on the date of exercise over the option exercise price for those shares. If the optionee exercises the option prior to it vesting, the amount of ordinary income recognized and the timing of the recognition of that income may be different if the optionee receives stock with respect to which there is a substantial risk of forfeiture (such as restricted stock), unless the optionee makes an election under 83(b) of the Code. The Corporation is not entitled to an income tax deduction with respect to the grant of a non-qualified stock option or the sale of stock acquired pursuant thereto. The Corporation generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-qualified stock option.

The Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to the Corporation other shares of the Corporation's Stock owned by the optionee. If an optionee exchanges previously acquired Stock pursuant to the exercise of a non- qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price. Thus, the optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be equal to the amount of ordinary compensation income recognized as the result of the exercise of the option plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

Stock Appreciation Rights, Limited Stock Appreciation Rights, Performance Units and Phantom Stock. On the exercise of a stock appreciation right, a limited stock appreciation right or upon the receipt by a Plan Participant of a payment with respect to a performance unit or a share of phantom stock, the Participant generally will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the stock (determined as of the date of exercise of the stock appreciation right or limited stock appreciation right, or the date of receipt of a payment with respect to the performance unit or phantom stock, whichever is applicable), if any, received. However, the amount of ordinary income recognized and the timing of the recognition of that income may be different if the Plan Participant receives stock with respect to which there is a substantial risk of forfeiture (such as restricted stock) in connection with the exercise of a stock appreciation right or limited stock appreciation right. The computation of the ordinary income to be recognized and the timing of the income recognition with respect to the receipt of stock with a substantial risk of forfeiture is discussed below in connection with restricted stock. A Plan Participant will not recognize a loss on the termination of an unexercised stock appreciation right, limited stock appreciation right, performance unit or share of phantom stock received under the Plan.

Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable free of a substantial risk of forfeiture, a Participant will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest or becomes so transferrable over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the Participant either as additional compensation or, if the Participant has made the election described above, as dividend income.

In most cases, the basis in shares acquired upon exercise of a non-qualified option, stock appreciation right or limited stock appreciation right, upon an award of restricted stock or upon payment with respect to shares of phantom stock will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date.

As a general rule, the Corporation will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from Awards granted under the Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that the Corporation complies with the reporting requirements applicable to the ordinary income recognized by the employee. The Corporation will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. The Corporation also may not be entitled to a deduction with respect to payments to certain employees of the Corporation to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

General. The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The preceding discussion is based upon federal tax laws and regulations in effect on the date of this proxy statement, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Plan and does not purport to be a complete description of all federal income tax aspects of the Plan. Plan Participants may also be subject to state and local taxes in connection with the grant or exercise of options, stock appreciation rights, limited stock appreciation rights, performance units, restricted stock, phantom stock, or any combination thereof granted under the Plan and the sale or other disposition of shares acquired upon exercise of the options or otherwise received pursuant to the Plan. INDIVIDUALS RECEIVING A GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS, LIMITED STOCK APPRECIATION RIGHTS, PERFORMANCE UNITS, RESTRICTED STOCK, PHANTOM STOCK, OR ANY COMBINATION THEREOF SHOULD CONSULT WITH THEIR PERSONAL TAX ADVISOR REGARDING FEDERAL, STATE AND LOCAL CONSEQUENCES OF PARTICIPATING IN THE PLAN.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote (either in person or by proxy) of shareholders entitled to cast a majority of the votes entitled to be cast by the holders of Common Stock and Series A Preferred Stock, voting together as a class, is required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 2

                           REINCORPORATION IN FLORIDA

The Board of Directors of the Corporation has unanimously approved and recommends that shareholders approve the reincorporation of the Corporation from the Commonwealth of Pennsylvania to the State of Florida. The reincorporation would be accomplished through a merger whereby:

         - The present Corporation (also referred to herein as "FNB-Pennsylvania") would merge with and into a to-be-formed wholly owned subsidiary of FNB-Pennsylvania which will be incorporated in Florida (referred to as "FNB-Florida" or as the "Surviving Corporation"); and

         - FNB-Florida would continue as "F.N.B. Corporation" and FNB-Pennsylvania would cease to exist.

By operation of law, upon completion of the merger, all of the assets, property, rights, liabilities and obligations of FNB- Pennsylvania would be transferred to and assumed by FNB-Florida, and each outstanding share of FNB-Pennsylvania common and preferred stock will be converted into one share of FNB-Florida common or preferred stock. The merger will be accomplished pursuant to the terms and conditions of an Agreement and Plan of Merger between FNB- Pennsylvania and FNB-Florida, a copy of which is attached hereto as Exhibit B.

As described below, the reincorporation would not result in any change of the Corporation's business, management, assets, liabilities or net worth. The description set forth below is a summary of the merger agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the merger agreement itself.

REASONS FOR THE REINCORPORATION

The primary reason for the reincorporation is to conform the Corporation's state of incorporation to its principal place of business. The Corporation was incorporated in 1974 in Pennsylvania, and at that time substantially all of the Corporation's operations were located in Pennsylvania. As a result of its growth and expansion, however, the majority of the Corporation's assets and operations are now located in Florida. The Corporation's President and Chief Executive Officer, along with a majority of the other executive officers of the Corporation, currently reside and work primarily in Florida. A majority of the Board of the Directors of the Corporation, including the Chairman, also reside in Florida. In addition, the Board of Directors has recently approved the change of the principal executive office of the Corporation from Hermitage, Pennsylvania to Naples, Florida.

Once the Corporation is reincorporated in Florida, the Corporation will be subject to the Florida Business Corporation Act (the "Florida Act") rather than the Pennsylvania Business Corporation Law (the "Pennsylvania Act"). The Board of Directors believes that the Florida Act will meet the Corporation's business needs. The Florida Act is a comprehensive, modern and flexible statute based on the Revised Model Business Corporation Act. For the most part, it provides the flexibility in management of a corporation and in the conduct of its various business transactions that is characteristic of the Pennsylvania Act. See "Comparison of Pennsylvania Law and Florida Law," below.

Based upon the foregoing, the Board of Directors has determined that it would be in the best interests of the Corporation and its shareholders for the Corporation to reincorporate in Florida.

EFFECT OF THE REINCORPORATION

The principal effect of the reincorporation would be for the Corporation to become a Florida corporation. As a result of the reincorporation, the corporate affairs of the Corporation would be governed by the Florida Act, rather than the Pennsylvania Act, which the Board believes will not have any material adverse effect on the Corporation or its shareholders.

Business. The reincorporation would not result in any material change in the business, management, assets, liabilities or net worth of the Corporation. The Surviving Corporation will continue to have the name "F.N.B. Corporation" following the reincorporation.

Capital Stock and Derivative Securities. The number of outstanding shares of common and preferred stock will not be affected by the reincorporation. Each share of common and preferred stock outstanding immediately prior to the reincorporation would be converted automatically at the effective time of the reincorporation into one share of common or preferred stock of FNB-Florida. The rights, designations, preferences and limitations of the shares of common and preferred stock of FNB-Florida that would be issued to our shareholders in the reincorporation would be identical to those of our common and preferred stock immediately prior to the reincorporation. Furthermore, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of FNB-Pennsylvania common stock will be converted into a stock option, stock warrant, convertible debt, instrument or other right to subscribe for or purchase shares of common stock of FNB-Florida

Listing on the Nasdaq National Market and Trading. The common stock of the Surviving Corporation will continue to be listed on the Nasdaq National Market and trade under the symbol "FBAN."

THE MERGER AGREEMENT

The merger agreement which would effect the reincorporation provides, among other things, that at the effective time of the merger:

         - FNB-Pennsylvania will merge with and into FNB-Florida with FNB-Florida continuing as the surviving corporation with the name "F.N.B. Corporation";

         - All of the assets and liabilities of FNB-Pennsylvania will be transferred to and assumed by FNB-Florida by operation of law;

         - the officers of FNB-Pennsylvania will become th officers of FNB-Florida for identical terms of office;

         - the directors of FNB-Florida will continue as the directors of FNB-Florida (see "Reclassification of Board of Directors," below);

         - each issued and outstanding share of common stock will automatically be converted into one fully paid and nonassessable share of common stock of FNB-Florida;

         - each issued and outstanding share of Series A o Series B preferred stock will automatically be converted into one fully paid and nonassessable share of Series A or Series B preferred stock of FNB-Florida; and

         - each of the outstanding stock options will automatically be converted into an option to purchase the same number of shares of common stock at the same exercise price per share and upon the same terms and subject to the same conditions as set forth in the option agreement.

STOCK CERTIFICATES

It will not be necessary for shareholders to exchange their stock certificates in connection with the reincorporation. Please do not return any stock certificates with the enclosed proxy.

RECLASSIFICATION OF BOARD OF DIRECTORS

As described above under the section entitled "Election of Directors", the Corporation's Board of Directors is currently divided into four classes.
Under the Florida Law, the Board of Directors of a Florida corporation may not be divided into more than three classes. Consequently, although the Board of Directors of FNB-Florida is composed of the same members as the Board of Directors of FNB-Pennsylvania, the FNB-Florida Board is classified into three classes. The members of each of the classes of the FNB-Florida Board, and the year in which the term of the directors of each class will first expire, is set forth in the following table:

     Class I                Class II             Class III
Term Expiring 2002     Term Expiring 2003     Term Expiring 2004
------------------     ------------------     ------------------

Alan C. Bomstein       Paul P. Lynch         W. Richard Blackwood
James S. Lindsay       William J. Strimbu    William B. Campbell
Edward J. Mace         Archie O. Wallace     Charles T. Cricks
Peter Mortensen        James T. Weller       Henry M. Ekker
Robert S. Moss         Eric J. Werner        Stephen J. Gurgovits
William A. Quinn       Robert J. Wiley       Donna C. Winner
Gary L. Tice

At the effective time of the merger, the Board of Directors of FNB-Florida will continue as the Board of Directors of the Surviving Corporation. As a result, if the merger is effected, the Board of Directors of the Surviving Corporation will be as set forth in the table above, regardless of the outcome of the vote on the reelection of directors at the 2001 Annual meeting of Shareholders described under the section entitled "Election of Directors".

RIGHTS OF DISSENTING SHAREHOLDERS

Holders of Series A and Series B preferred stock will have the right to dissent from the merger agreement and obtain the fair value of their Series A or Series B preferred shares in cash in accordance with the procedures established by Pennsylvania law. Any Series A or Series B preferred shareholder who contemplates exercising the right to dissent is urged to carefully read the provisions of Subchapter D of Chapter 15 of the Pennsylvania Act attached to this proxy statement as Exhibit E. Also, there may be tax consequences associated with exercise dissenters' rights. See "Tax Consequences of the Merger," below.

The following is a summary of the steps to be taken if the right to dissent is to be exercised, and should be read in connection with the full text of the law found at Exhibit E. A dissenting shareholder must take each step in the indicated order and in strict compliance with the provisions of the law in order to perfect dissenters' rights. The failure of a preferred shareholder to comply with these procedural steps will result in the shareholder receiving Surviving Corporation preferred shares in exchange for FNB-Pennsylvania preferred shares in the event that the merger is completed.

Any written notice of demand which is required in connection with the exercise of dissenters' rights, whether before or after the effective date of the merger, must be sent to FNB Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, Attention: General Counsel.

A Series A or B preferred shareholder must file with the Corporation, prior to the vote on the merger agreement at the 2001 annual meeting, a written notice of intention to demand payment in cash of the fair value of such holder's preferred stock if the merger is consummated. Such shareholder cannot change in any manner the ownership of preferred stock from the date of this notice through the effective date of the merger and must refrain from voting, in the case of the Series A preferred stock, his or her Series A preferred stock in favor of approval of the merger agreement. Neither a proxy nor a vote against approval of the merger will constitute the necessary written notice of intention to dissent.

If the merger agreement is approved by the shareholders, the Corporation will mail a notice to all dissenters who gave notice as described above and, in the case of Series A preferred shareholders, who refrained from voting in favor of approval of the merger agreement. This notice will state where and when: (1) a dissenter must send written demand for payment; and (2) the dissenter's preferred stock certificates are to be deposited. This notice will include a form for this demand and another copy of the Pennsylvania law that is found at Exhibit E.

A dissenter who fails to send back to the Corporation the notice to demand payment and deposit his or her preferred stock certificates by the deadline stated on the form of notice to demand payment will forfeit his or her right to receive a cash payment rather than the Surviving Corporation Series A or B preferred shares.

After the effective time of the merger, the Surviving Corporation will give to dissenters notice of the estimated fair value of their preferred shares and pay such amount or indicate that no remittance accompanies the notice. In addition, this notice will include:

         (i) a closing balance sheet and statement of income of the Corporation for the most recent fiscal year and calendar quarterly period;

         (ii) a statement expressing the estimate of the fair value of the preferred shares; and

         (iii) a notice of the right of a dissenter to demand a supplemental payment under Pennsylvania law and another copy of the dissenters' rights provisions of Pennsylvania law.

If a dissenter believes that the estimated value or the amount sent is less than the fair value, a dissenter may send to the Surviving Corporation his or her own estimate of the fair value of the preferred shares, which is deemed to be a demand for payment of the amount of the deficiency. If the Surviving Corporation remits payment of its estimated value and the dissenter does not file his or her own estimate within 30 days after the mailing of such payment to the dissenter, then the dissenter will be entitled to no more than the amount mailed to him or her.

If any demands for payment remain unsettled within 60 days after the latest to occur of:

         (i)      the effective date of the merger;

         (ii) receipt of FNB-Pennsylvania or the Surviving Corporation of any demands for payment; or

         (iii) receipt by FNB-Pennsylvania or the Surviving Corporation of any estimates by dissenters of the fair value;

then the Surviving Corporation may file an application in the Court of Common Pleas of Mercer County, Pennsylvania, requesting that the fair value of the preferred stock be determined by the court. In such case, all dissenters, wherever residing, whose demands have not been settled, shall be made parties to the proceeding. A copy of this court application will be served on each dissenter who has not settled.

If the Surviving Corporation fails to file the application, then any dissenter, on behalf of all dissenters who have made a demand and who have not settled their claims, may file the application in the name of the Surviving Corporation within a 30-day period after the expiration of the above 60-day period and request the fair value be determined by the court. The fair value determined by the court need not equal the dissenters' estimate of fair value. If no dissenter files such an application, then each dissenter entitled to do so shall be paid the Surviving Corporation's estimate of the fair value and may only start a legal action to recover any amount not previously remitted plus interest at a rate that the court finds fair.

The Surviving Corporation, after the effective date of the merger, intends to negotiate in good faith with any dissenting preferred shareholders. If, after negotiation, a claim cannot be settled, then the Surviving Corporation intends to file an application requesting that the fair value be determined by the court.

The costs and expenses of any valuation proceeding in the court, including the reasonable compensation and expenses of any appraiser appointed by the court, will be determined by the court and assessed against the Surviving Corporation after the merger, except that any part of the costs and expenses may be apportioned and assessed against all or any of the dissenters who are parties to the proceeding and whose actions the court funds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

Series A or B preferred shareholders considering seeking appraisal by exercising their dissenters' rights should be aware that the fair value of their preferred stock determined under Pennsylvania Law could be more than, the same as, or less than the value of the surviving corporation Series A or B preferred stock that they are entitled to receive under the merger agreement if they do not seek appraisal of their preferred stock.

The foregoing discussion is not a complete statement of the procedures to be followed by preferred shareholders desiring to exercise appraisal rights and, because exercise of such rights requires strict adherence to the relevant provisions of the Pennsylvania Act, each shareholder desiring to exercise appraisal rights is advised individually to consult their own counsel to ensure that they fully and properly comply with the requirements of Pennsylvania law.

TAX CONSEQUENCES OF THE MERGER

The merger and resulting reincorporation of the Corporation from Pennsylvania to Florida will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of FNB-Pennsylvania common stock into shares of FNB-Florida common stock, the conversion of FNB-Pennsylvania Series A preferred stock into shares of FNB-Florida Series A preferred stock, or the conversion of FNB-Pennsylvania Series B preferred stock into shares of FNB-Florida Series B preferred stock. Each shareholder whose shares are converted from FNB-Pennsylvania common stock into FNB-Florida common stock, from FNB-Pennsylvania Series A preferred stock into FNB-Florida Series A preferred stock, or from FNB-Pennsylvania Series B preferred stock into FNB-Florida Series B preferred stock will have the same basis in his or her FNB-Florida common stock, Series A preferred stock or Series B preferred stock as he or she had in his or her FNB-Pennsylvania common stock, Series A preferred stock or Series B preferred stock, respectively, prior to the effective date of the merger, and his or her holding period of FNB-Florida common stock, Series A preferred stock or Series B preferred stock will include the period during which he or she held the corresponding shares of FNB-Pennsylvania common stock, Series A preferred stock or Series B preferred stock, provided such corresponding shares of FNB-Pennsylvania common stock, Series A preferred stock or Series B preferred stock were held as a capital asset on the effective date of the merger.

Holders of FNB-Pennsylvania Series A preferred stock or FNB-Pennsylvania Series B preferred stock who exercise dissenter's rights and receive cash rather than FNB-Florida Series A preferred stock or FNB-Florida Series B preferred stock will recognize taxable gain or loss, as the case may be, equal to the difference between the holder's tax basis in such shares of FNB-Pennsylvania preferred stock and the amount of cash received in exchange therefor. Such gain or loss will be capital gain or loss if the shares of FNB-Pennsylvania preferred stock were held as a capital asset and the holder does not actually or constructively own any shares of FNB-Florida stock at the conclusion of the merger. Such gain or loss will be long-term gain or loss if the holder had held the shares for more than one year.

No gain or loss will be recognized by FNB-Pennsylvania or by FNB-Florida as a result of the merger and reincorporation, and FNB-Florida generally will succeed, without adjustment, to the tax attributes of FNB-Pennsylvania.

THE FOREGOING IS A SUMMARY OF THE ANTICIPATED FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND RESULTING REINCORPORATION AND IS INTENDED FOR GENERAL REFERENCE PURPOSES ONLY. THE SUMMARY DOES NOT ADDRESS THE POTENTIAL CONSEQUENCES TO SHAREHOLDERS HAVING SPECIAL CIRCUMSTANCES AND DOES NOT INCLUDE INFORMATION REGARDING THE TAX CONSEQUENCES, IF ANY, UNDER APPLICABLE STATE, LOCAL OR FOREIGN LAWS. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER PERSONAL ATTORNEY OR TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND/OR FOREIGN TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION IN VIEW OF THE SHAREHOLDER'S INDIVIDUAL CIRCUMSTANCES.

ACCOUNTING TREATMENT OF THE MERGER

In accordance with generally accepted accounting principles, we expect that the merger and resulting reincorporation will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values. The merger and resulting reincorporation will be disclosed in a footnote to financial statements in interim and year-end filings.

EFFECTIVE DATE

The merger and resulting reincorporation will become effective as soon as practicable after shareholder approval is obtained and all other conditions to the merger are satisfied. It is expected that Articles of Merger will be filed and that the reincorporation will be effected immediately following the Annual Meeting. The merger may be abandoned at any time prior to its effectiveness if the Board of Directors determines, in its discretion, that consummation of the merger and the reincorporation is no longer advisable.

COMPARISON OF PENNSYLVANIA LAW AND FLORIDA LAW

The rights of the shareholders of FNB-Pennsylvania are currently governed by the Articles of Incorporation and Bylaws of FNB-Pennsylvania and the Pennsylvania Act. Upon consummation of the merger, the Surviving Corporation's shareholders' rights will be governed by the Florida Act and the Articles and Bylaws of FNB-Florida. The Articles of Incorporation and Bylaws of FNB-Florida are substantially identical to FNB-Pennsylvania's current Articles of Incorporation and Bylaws, except for statutory references necessary to conform to the Florida Act and other differences attributable to the differences between the Florida Act and the Pennsylvania Act. A copy of FNB-Florida's Articles of Incorporation and Bylaws is attached to this proxy statement as Exhibit C and Exhibit D, respectively.

Although it is not practical to compare all the differences between, on the one hand, the Pennsylvania Act and the Articles of Incorporation and Bylaws of FNB-Pennsylvania, and, on the other hand, the Florida Act and the Articles of Incorporation and Bylaws of FNB-Florida, the following is a summary of certain of those differences which may significantly affect your rights. This summary is not intended to be relied upon as an exhaustive list of all such differences or a complete description of the provisions discussed, and is qualified in its entirety by reference to Pennsylvania Act, the Florida Act and the form of the Articles of Incorporation and Bylaws of FNB-Florida and FNB- Pennsylvania.

ACTION BY WRITTEN CONSENT

Florida. Under the Florida Act, unless otherwise provided in a corporation's Articles of Incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

Pennsylvania. The Pennsylvania Act requires every shareholder entitled to vote on the matter at an annual or special meeting of shareholders to consent to the action in writing. However, the corporation's Bylaws may either (i) restrict the use of unanimous written consents or (ii) provide for partial written consent pursuant to which any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

AFFILIATED TRANSACTIONS AND CONTROL SHARE ACT

Florida. Florida has enacted legislation that may deter or frustrate takeovers of Florida corporations. The affiliated transaction provisions of the Florida Act generally require supermajority approval by disinterested shareholders of certain specified transactions between a public corporation and holders of more than 10% of outstanding voting shares of a corporation (or their affiliates). However, if the transaction is approved by a majority of the disinterested directors of the corporation, the transaction must only be approved by a majority of all of the shares entitled to vote on the transaction. The control share provisions of the Florida Act generally provide that shares acquired in excess of certain specified thresholds (at least 20%) will not possess any voting rights unless such voting rights are approved by a majority of a corporation's disinterested shareholders.

Pennsylvania. The Pennsylvania Act includes several "anti-takeover" provisions. The Pennsylvania Act generally requires the supermajority approval by disinterested shareholders for certain business combinations between a corporation and the holders of 20% or more of the outstanding votes entitled to vote in the election of directors of the corporation (or their affiliates). In addition, under the Pennsylvania control-share acquisitions' statutes, a person who acquires 20% or more of the outstanding votes entitled to vote in the election of directors of a corporation loses his or her voting rights, unless and until the voting rights are restored by a majority of the corporation's disinterested shareholders.

Generally, a corporation must elect in its Bylaws to "opt out" of such provisions if the corporation chooses not to be covered by the "anti-takeover" provisions of Pennsylvania Act. However, because FNB-Pennsylvania has a class of shares entitled to vote in the election of directors that is registered under the Exchange Act of 1934, as amended, these "anti-takeover" provisions of Pennsylvania Act do not apply to FNB-Pennsylvania.

OTHER CONSTITUENCIES

Florida. The Florida Act provides that directors of a Florida corporation, in discharging their fiduciary duties to the corporation, may consider the social, economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on shareholders.

Pennsylvania. The Pennsylvania Act has a similar provision, pursuant to which the director of a corporation may, in considering the best interests of the corporation, consider (i) the effects of any action on shareholders, employees, suppliers, customers and creditors of the corporation, (ii) the short-term and long-term interests of the corporation, including the possibility that the best interests of the corporation may be served by the continued independence of the corporation, (iii) the resources, intent and conduct of any person seeking to acquire control of the corporation, and (iv) all other pertinent factors.

CLASSIFIED BOARD OF DIRECTORS

Florida. The Florida Act provides that a corporation may, pursuant to its Articles of Incorporation or its initial Bylaws, divide its Board of Directors into one, two or three classes with the number of directors in each class being as nearly equal as possible. If the corporation elects to stagger the terms of its directors, then any increase or decrease in the number of directors shall be apportioned among the classes as to make all classes as nearly equal in number as possible.

Pennsylvania. The Pennsylvania Law has a similar provision for classifying a corporation's Board of Directors. However, the Pennsylvania Law does not limit the number of classes of directors into which a corporation may divide its Board of Directors.

REMOVAL OF DIRECTORS

Florida. The Florida Act provides that the shareholders may remove one or more directors with or without cause unless the Articles of Incorporation provide otherwise. Such removal may be effected at a meeting of shareholders if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.

Pennsylvania. The Pennsylvania Act provides that, generally, the shareholders of a corporation may remove one or more directors with or without cause unless the Articles of Incorporation provide otherwise. However, if a corporation has a classified Board of Directors, then a director may only be removed for cause.

SPECIAL SHAREHOLDERS' MEETINGS

Florida. Under the Florida Act, a special meeting of shareholders may be called by:

         -        the Board of Directors

         - the persons authorized in the corporation's Articles of Incorporation or Bylaws; and

         - the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the meeting, provided, however, that a corporation, in its Articles of Incorporation, may require a higher percentage of votes required to call a special meeting of shareholders, up to a maximum of 50%.

Pennsylvania. Under the Pennsylvania Act, a special meeting of shareholders may be called by:

         -        the Board of Directors;

         - officers and other persons, as designated in th corporation's Bylaws; and

         - unless otherwise provided in the corporation's Articles of Incorporation, the holders of at least 20% of the votes entitled to be cast at the special meeting.

DISSENTERS' RIGHTS

Florida. Under the Florida Act, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of:

         -        a merger or consolidation;

         - a sale or exchange of all of substantially all the assets of the corporation;

         - amendments to the Articles of Incorporation that adversely affect the rights or preferences of shareholders;

         - consummation of a plan of share exchange if the shareholder is entitled to vote on the plan.

Such rights are not provided when:

         - such shareholders are shareholders of a corporation surviving a merger or consolidation and no vote of the shareholders is required for the merger or consolidation; or

         - shares of the corporation are listed on a national securities exchange, designated as a Nasdaq National Market security, or held of record by more than 2,000 shareholders.

Pennsylvania. The Pennsylvania Act is substantially similar to the Florida Act.

AMENDMENT TO ARTICLES

Florida. Under the Florida Act, unless a Florida corporation's Articles of Incorporation or the Board of Directors requires a greater vote, an amendment to a Florida corporation's Articles of Incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment. In addition, unless the Articles of Incorporation provide otherwise, the Board of Directors of a Florida corporation may, without shareholder approval, amend the corporation's Articles of Incorporation to:

         -        extend the duration of the corporation;

         -        delete the names and address of the initial directors;

         -        delete information that is solely of historical interest;

         - delete the authorization for a class or series of stock if no shares of such class or series are issued;

         -        change the par value for a class or series of shares; and

         -        provide for treasury shares.

Pennsylvania.

The Pennsylvania Act requires, unless the corporation's Articles of Incorporation provide otherwise, the affirmative vote of a majority of all shares entitled to vote for the adoption of an amendment to the corporation's Articles of Incorporation. However, except as provided in the Articles of Incorporation, the Board of Directors of a Pennsylvania corporation may, without shareholder approval, amend the Articles of Incorporation to:

         -        change the corporate name;

         -        provide for perpetual existence;

         -        add or delete a provision relating to uncertificated shares;
                  and

         - delete all reference to a class or series of shares that is no longer outstanding.

AMENDMENT TO BYLAWS

Florida. The Florida Act provides that the shareholders, as well as the directors, of a corporation may amend the Bylaws, unless such power is reserved to the shareholders by the Articles of Incorporation, by specific action of the shareholders or by a specific provision of the Florida Act.

Pennsylvania. The Pennsylvania Act provides that, generally, the Board of Directors and the shareholders of a corporation have the power to adopt, amend or repeal a corporation's Bylaws. In addition, under the Pennsylvania Act, the Bylaws of a corporation may vest the power to amend and adopt Bylaws solely in the corporation's Board of Directors, so long as the shareholders of the corporation have the power to amend the Bylaw vesting such power in the Board of Directors.

LIABILITY OF DIRECTORS

Florida. Under the Florida Act, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director and such breach or failure constitutes:

         - a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

         - a transaction from which the director derived a improper personal benefit;

         -        a circumstance resulting in an unlawful distribution;

         - in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or

         - in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Pennsylvania. The Pennsylvania Act provides that a corporation's Bylaws may include a provision limiting the personal liability of directors for monetary damages for actions taken as a director, except to the extent that the director has breached or failed to perform his or her duties to the corporation and the breach or failure to perform constitutes, self- dealing, willful misconduct or recklessness.

INDEMNIFICATION

Florida. The Florida Act provides that a corporation may indemnify directors and officers, as well as other employees and agents, along with a director, officer, employee or agent against of another corporation, partnership, joint venture, trust, or other enterprise, against expenses incurred in legal proceedings connected with their service to the corporation, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, had no reasonable cause to believe his or her conduct was unlawful.

Pennsylvania. The Pennsylvania Act is substantially similar to the Florida Act.

DERIVATIVE ACTIONS

Florida. Under the Florida Act, a derivative action may be brought only by a person who was a shareholder of the corporation at the time of the alleged wrongdoing, unless the person became a shareholder through a transfer by operation of law from a person who was a shareholder at the time of the alleged wrongdoing.

Pennsylvania. The Pennsylvania Act provides that when the corporation refuses to enforce rights that it may properly assert against a director or officer, a derivative action may be brought by a shareholder, even if the shareholder was not a shareholder at the time of the alleged wrongdoing, if there is a strong prima facie case in favor of the claim asserted and if the court, in its discretion, determines that a serious injustice will result without such action.

DISTRIBUTIONS TO SHAREHOLDERS

Florida. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the Articles of Incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Pennsylvania. The Pennsylvania Act provides for a substantially similar treatment of distributions to shareholders.

SHAREHOLDER INSPECTION RIGHTS

Florida. Under the Florida Act, a shareholder is entitled to inspect and copy the Articles of Incorporation, Bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation, and the shareholder's demand is made in good faith and for a proper purpose,

         - the demand describes with particularity its purpose and the records to be inspected or copied, and

         - the requested records are directly connected with such purpose.

The Florida Act also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Pennsylvania. The Pennsylvania Act provides that a shareholder has the right to examine and copy, in person or by agent or attorney, during normal business hours, the corporation's share register, books and records of account, and records of the proceedings of the shareholders and directors, provided that the shareholder present the corporation with written notice stating the reasons for the shareholder's request and the reasons for the requested inspection are reasonably related to his or her interest as a shareholder.

TREASURY STOCK

Florida. A Florida corporation may reacquire its own issued and outstanding capital stock. Under the Florida Act, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but unissued stock, and is not deemed treasury stock unless the corporation's Articles of Incorporation provide otherwise.

Pennsylvania. The Pennsylvania Act provides that shares of a corporation's stock that have been reacquired by the corporation, shall be deemed issued but not outstanding and, unless otherwise provided in the corporation's Bylaws, may be returned to the status of authorized but unissued by a resolution of the Board of Directors. The Pennsylvania Act further provides that the Articles of Incorporation may include a provision stating that all shares reacquired by a corporation shall not be reissued and the number of authorized shares shall be reduced by the number of shares reacquired.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote (either in person or by proxy) of shareholders entitled to cast a majority of the votes entitled to be cast by the holders of Common Stock and Series A Preferred Stock, voting together as a class, is required to approve the merger agreement and resulting reincorporation in Florida.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                            REPORT OF AUDIT COMMITTEE

To Our Shareholders:

The Audit Committee ("Committee") oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with Ernst & Young LLP, its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee in accordance with Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has discussed with Ernst & Young LLP, their independence from management and the Corporation including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Fees for the last annual audit were $275,000 and all other fees were $248,000, including audit related services of $105,000 and non-audit services of $143,000. Audit related services include fees for employee benefit plan audits, consents and accounting consultations. The Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence.

The Committee discussed with the Corporation's internal auditors and Ernst & Young LLP, the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee met five times during 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                             Respectfully submitted,

                                             Edward J. Mace, Chairman
                                             Paul P. Lynch
                                             Robert S. Moss
                                             William A. Quinn
                                             Eric J. Werner

              EXECUTIVE COMPENSATION, BENEFITS AND RELATED MATTERS

                        REPORT OF COMPENSATION COMMITTEE

To Our Shareholders:

RESPONSIBILITIES AND COMPOSITION OF THE COMPENSATION COMMITTEE

The Compensation Committee ("Committee") meets periodically during the course of the year and establishes compensation programs for executive officers and senior managers of the Corporation and its affiliates that attract, retain, motivate and appropriately reward individuals who are responsible for the Corporation's short- and long-term profitability, growth and return to shareholders; reviews, oversees and administers the Corporation's executive compensation programs; determines the compensation of the Corporation's executive officers; and approves changes to the Corporation's compensation program and practices. The Committee is comprised entirely of directors who are not officers of the Corporation or its affiliates. Although Mr. Mortensen, Chairman and Chief Executive Officer of the Corporation, attended meetings of the Committee, he did not participate in any deliberations or decision-making involving his own compensation.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The central objective of the compensation philosophy of the Corporation is to provide fair and reasonable compensation to all employees, including its executive officers and senior managers. The Committee maintains that the compensation of the Corporation's executive officers and senior managers should be determined in accordance with a performance-based framework that enhances shareholder value by integrating the overall financial condition and results, individual contribution, and business unit performance. Within this philosophy, the Committee's specific objectives are to: (i) provide annual compensation that takes into account the Corporation's performance relative to its financial goals and objectives and the performance of functions and business units under the executive's and senior manager's management and performance against assigned individual goals; (ii) align the financial interests of the executive officers with those of shareholders by providing significant equity-based long-term incentives; and (iii) offer a total compensation program for executive officers based on the level of responsibility of the executive's position and necessary skills and experience relative to other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer financial institutions.

Specifically, a critical aspect of the committee's compensation philosophy is that some portion of the executive officer's and senior manager's total compensation be "at risk." The "at risk" portion is a function of the executive officer's and senior manager's performance against Corporation, business unit and individual goals and objectives.

The following two components of executive officer and senior manager compensation are "at risk": an annual cash bonus based on short-term performance and stock options as an award for long-term performance. The total cash compensation opportunities for executive officers and senior managers is targeted at the median of industry practices among the Corporation's peer group. In addition, the Corporation's incentive cash and bonus award program provide an opportunity for stronger rewards when the Corporation's performance exceeds its financial goals and objectives.

COMPENSATION COMPONENTS AND PROCESS

The major components of the Corporation's executive officer and senior manager compensation are: (i) base salary, (ii) annual incentive awards and (iii) long-term incentive awards (typically in the form of stock options or restricted stock). The process utilized by the Committee in determining executive officer and senior manager compensation levels for all of these components is based upon the Committee's subjective judgment and takes into account objective qualitative and quantitative factors. However, the Committee emphasizes that in determining executive officer compensation levels, particular attention is placed on tying a significant portion of executive compensation to the success of the executive officer and senior manager and the Corporation in meeting predetermined financial and other performance goals, including performance of the Corporation's stock.

In making compensation decisions, the Committee relies upon the work performed by its independent compensation consultant, Strategic Compensation Planning, Inc. The independent compensation consultant reviewed market data to determine relevant compensation practices of the Corporation's peer group. The Corporation's peer group developed by the independent compensation consultant consisted of national and regional financial institutions and bank holding companies having between $3 to $5 billion of banking assets. The Committee determined that the Corporation's peer group identified by the independent consultant is reasonable to measure the Corporation's compensation practices given the Corporation's continued and expected growth. The peer information provides guidance to the Committee, but the Committee does not target total compensation or any component thereof to any particular point within, or outside, the range of the peer group results.

In general, the Committee continues to adjust the mix of base salary, annual incentive awards and long-term incentives. Specifically, the Committee's focus is to emphasize the amount of executive compensation that is at risk. Executive officers received annual cash incentive awards under the Corporation's Restricted Stock and Incentive Bonus Plan in accordance with the target payout percentages established by the Committee for 2001.

LONG-TERM INCENTIVE AWARDS

The stock-based awards (stock option awards and restricted stock grants) are generally granted to executive officers and senior managers on an annual basis. It has been the practice of the Committee to grant stock options and restricted stock to executive officers and senior management. The stock option awards cannot be issued with an exercise price below the market price of the Corporation's Common Stock at the time of the award and the exercise price cannot be changed after the award is issued, except to accommodate any dividends, stock splits or conversions which would affect all shareholders.

The Committee has historically granted stock options as a means of providing long-term incentives to employees. All stock options granted by the Corporation under its Stock Option Plan "vest" incrementally over a five-year period based on the optionee's continued employment by the Corporation or one of its principal subsidiaries. The Committee therefore based its 2000 decisions with regard to the stock options granted to its executive officers primarily upon the total number of options available for grant, the officer's position and a multiple of the officer's base salary.

The Committee granted restricted stock in 2000 to certain non-executive officers and other employees under the Corporation's Restricted Stock and Incentive Bonus Plan. There were no restricted stock grants awarded to the Corporation's Executive Officers during 2000. The restricted stock grants are to reward individuals who made a particularly important contribution to the Corporation in 2000. These grants are also a key component of the Committee's long-term incentive compensation policy because restricted stock granted under this plan only "vests" incrementally over a five-year period based on the recipient's continued employment by the Corporation or one of its principal subsidiaries.

CHIEF EXECUTIVE OFFICER COMPENSATION

In evaluating the compensation of Mr. Peter Mortensen for services rendered in 2000 as Chairman of the Board as well as Chief Executive Officer of the Corporation, the Committee examined both quantitative and qualitative factors.

In examining the relevant quantitative factors, the Committee reviewed the Corporation's 2000 financial results as compared with those of its peer group and with the Corporation's financial results for 1999. In determining Mr. Mortensen's 2000 compensation, the Committee reviewed the following important criteria concerning the Corporation's 2000 core operating results: (i) net earnings of $42.8 million for 2000, an increase of 9% from 1999; (ii) 5% growth in total assets in 2000 to $3.9 billion; (iii) the continuation of the Corporation's exceptional asset quality in 2000; and (iv) other quantitative factors. The Committee did not apply any specific quantitative formula which would assign weights to these performance measures or establish numerical targets for any given factor.

In addition to the above quantitative considerations, the Committee reviewed the following 2000 accomplishments of the Corporation that are qualitative in nature. The Committee recognized the important benefits resulting from Mr. Mortensen's innovative leadership in positioning the Corporation to diversify its product offerings and increase fee income opportunities, the results of which are amply demonstrated by the fact that the Corporation's subsidiary, Roger Bouchard Insurance, Inc., is now one the largest bank-affiliated insurance agencies in the United States. Also, under Mr. Mortensen's guidance in 2000, the Corporation significantly expanded the size and geographic scope of its consumer finance subsidiary, Regency Finance Company, through its acquisition of eight offices and $44 million in gross loans in

Tennessee. Additionally, the Committee favorably considered the Corporation's pending affiliation with Citizens Community Bancorp, Inc., as continuation of the Corporation's successful southwest Florida bank expansion strategy. Finally, Mr. Mortensen has made important contributions to the Corporation's strategic planning process, including initiatives designed to result in significant cost reductions for the Corporation by promoting enhanced efficiencies and improved streamlining of the Corporation's operations.

On December 31, 2000, Mr. Mortensen retired as Chief Executive Officer of the Corporation after forty-two (42) years of service.

The Committee's decisions relating to Mr. Mortensen's compensation were ratified by the Board. Also, consistent with the principles and procedures outlined in this report, the Committee approved the compensation of the Corporation's other executive officers for 2000 and said decisions were ratified by the Board.

                                             Respectfully submitted,

                                             Charles T. Cricks, Chairman
                                             James T. Weller
                                             W. Richard Blackwood
                                             James S. Lindsay

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2000, Mr. Mortensen, as Chairman and Chief Executive Officer of the Corporation, attended meetings of the Corporation's Compensation Committee, but did not participate or vote in any deliberations or decision making involving his own compensation.

Mr. Mortensen serves on the board of directors of Liberty Steel Products, Inc., a closely held corporation which is wholly owned by Mr. Weller and his family. Mr. Weller, a member of the Corporation's Compensation Committee, is Chairman of Liberty Steel Products, Inc.

EXECUTIVE REMUNERATION

The following table sets forth information regarding remuneration paid by the Corporation and its subsidiaries for the years shown to the Chairman and Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation whose aggregate annual remuneration exceeded $100,000 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                                                       -------------------------------------
                              Annual Compensation                               Awards              Payouts
------------------------------------------------------------------------------------------------------------

       Name and                                           Other        Restricted    Securities      LTIP        All Other
       Principal            Year  Salary   Bonus(1)       Annual         Stock       Underlying     Payouts    Compensation
       Position                    ($)       ($)      Compensation(2)  Award(3),(4)    Options       ($)            ($)
                                                           ($)               ($)         (#)
---------------------------------------------------------------------------------------------------------------------------------
Peter Mortensen             2000  560,000   320,000                        None        89,134         None        76,030 (5),(6)
 Chairman and Chief         1999  530,000   416,000                        None        81,824         None        57,698
 Executive Officer          1998  450,000   250,000                        None        26,186         None        49,053

Stephen J. Gurgovits        2000  338,000   121,903                        None        39,117         None        28,823 (5),(6)
 Vice Chairman              1999  315,000   236,000                        None        35,784         None        15,851
                            1998  290,004   126,842                        None        14,465         None        14,435

Gary L. Tice                2000  362,000   180,000                        None        41,808         None       150,105 (5),(6)
 President and Chief        1999  340,000   223,000                        None        38,479         None       163,855
 Operating Officer          1998  305,297   137,000      45,567         191,260        37,617         None       139,792

William J. Rundorff         2000  227,000    82,581                        None        20,365         None        16,870 (5),(6)
 Executive Vice President   1999  214,992   126,000                        None        18,546         None        11,338
                            1998  200,004    90,000                        None         9,975         None        10,927

John D. Waters              2000  216,500    67,115                        None        19,423         None        15,757 (5),(6)
 Vice President and Chief   1999  205,008   106,000                        None        17,682         None        13,387
 Financial Officer          1998  190,008    81,000                        None         9,476         None        13,610
=================================================================================================================================

(1) Amount earned by the officer as a cash incentive bonus under the Restricted Stock and Incentive Bonus Plan.

(2) The aggregate amount of payments made to each officer for perquisites or other personal benefits did not exceed 10% of salary and bonus except that in 1998, Mr. Tice received a car allowance of $15,420, country club memberships of $12,647 and directors' fees of $17,500.

(3) Aggregate restricted stock holdings in terms of number of shares and dollar value as of December 31, 2000 for each named executive officer were as follows: Mr. Mortensen: 6,077, $128,191; Mr. Gurgovits: 2,910, $61,393; Mr.
    Tice: 4,164, $87,840; Mr. Rundorff: 1,838, $38,765; and Mr. Waters: 365,
    $7,707.

(4) During 1998, Mr. Tice was granted 5,494 shares of Restricted Stock. There were no other grants awarded to the Named Executive Officers during the three years ending December 31, 2000. All such restricted stock grants vest 20% each year on the first through fifth anniversaries of the grant date. Dividends in the form of stock are paid on all restricted stock granted to the named executive officers.

(5) Includes the following amounts paid or accrued by the Corporation for 2000 under the following programs to Messrs. Mortensen, Gurgovits, Tice, Rundorff and Waters, respectively: 401(k) Plan (employer matching contributions), $5,100, $5,100, $14,700, $5,100 and $5,100; Basic Retirement Plan (employer matching contributions relating to 401(k) Plan), $30,952, $14,367, $13,750, $6,450 and $5,014; Supplemental Disability, $8,357, $5,102, $8,969, $0 and
    $0.

(6) Includes the following amounts which represent the present value of imputed interest on the Corporation's portion of split dollar life insurance premiums paid during 2000: Mr. Mortensen, $31,620; Mr. Gurgovits, $4,254; Mr. Tice, $112,686; Mr. Rundorff, $5,320; and Mr. Waters, $5,642. These premiums will be returned to the Corporation upon the earlier of either the death of the covered employee or termination of the policy.

DEFERRED COMPENSATION

In addition to the Basic Retirement Plan (more fully described below), the Board of Directors of the Corporation and FNBPA has established a Deferred Compensation Plan (the "Compensation Plan") for Messrs. Mortensen and Gurgovits which commenced January 1, 1986. The Compensation Plan provides for payments of annual benefits of $102,000 for Mr. Mortensen and $25,000 for Mr. Gurgovits for a period of ten years commencing upon the occurrence of: (a) retirement from the Corporation or FNBPA; (b) complete and total disability; or (c) the death of the participant in the event such death occurs prior to retirement. Of these amounts, $62,000 and $25,000, respectively, will be paid pursuant to Deferred Compensation Agreements. The remaining amount for Mr. Mortensen is to be provided by an annuity generated by the excess cash surrender value of a split dollar life insurance policy. During 1997, it was determined that the cash surrender value of the split dollar life insurance policy would fall short of the expected level at Mr. Mortensen's retirement. Accordingly, the Corporation accrued an additional $48,815, $47,955 and $51,091 during 1998, 1999 and 2000, respectively, to cover the estimated shortfall.

STOCK OPTIONS

The following tables show certain information relating to stock options granted during the last fiscal year and aggregated stock options for the named executive officers and all unexercised options held by such officers as of December 31, 2000.



                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                          Potential Realizable Value at
                                                                                             Assumed Annual Rates of
                                                                                            Stock Price Appreciation
                           Individual Grants(1)                                                 for Option Term(4)
-----------------------------------------------------------------------------------------------------------------------
                     Securities            % of Total        Exercise
                     Underlying        Options Granted to     or Base
                   Options Granted        Employees in         Price       Expiration
         Name           (#)               Fiscal Year          ($/Sh)          Date         5% ($)        10% ($)
-----------------------------------------------------------------------------------------------------------------------
Mr. Mortensen        87,923(2)                19.5             22.29         01/23/10     1,232,501      3,123,418
                      1,211(3)                 4.8             22.29         01/23/10        16,971         43,008

Mr. Gurgovits        37,906(2)                 8.4             22.29         01/23/10       531,365      1,346,590
                      1,211(3)                 4.8             22.29         01/23/10        16,971         43,008

Mr. Tice             40,597(2)                 9.0             22.29         01/23/10       569,087      1,442,187
                      1,211(3)                 4.8             22.29         01/23/10        16,971         43,008

Mr. Rundorff         20,365(2)                 4.5             22.29         01/23/10       285,476        723,456

Mr. Waters           19,423(2)                 4.3             22.29         01/23/10       272,271        689,992
=======================================================================================================================

(1) Adjusted for a 5% stock dividend declared on April 17, 2000.

(2) Options were granted on January 23, 2000 and are 20% vested on each of the first through fifth anniversaries of the grant date.

(3) Options were granted on January 23, 2000 and are immediately 100% vested.

(4) In order for the gains to be realized over the ten-year term of the option, the stock price at expiration date January 23, 2010 would be $36.31 and $57.81, reflecting increases in the overall market price of each share of Common Stock of the Corporation by approximately 63% and 159%, respectively.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

-----------------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities Underlying          Value of Unexercised
                                                                      Unexercised                  In-The-Money Options at
                                                                   Options at 12/31/00                  12/31/00($)(1)
                                                           ---------------------------------     ----------------------------
                                             Value
                        Shares Acquired     Realized
         Name            on Exercise          ($)            Exercisable       Unexercisable     Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Mr. Mortensen                  0                 0             97,143             184,993          551,974         51,198

Mr. Gurgovits                  0                 0             68,469              85,963          461,668         41,774

Mr. Tice                   5,925            76,243             60,509             103,151          795,703        191,297

Mr. Rundorff                   0                 0             47,634              47,544          328,664         18,425

Mr. Waters                     0                 0             27,859              47,128           80,368         19,356
=============================================================================================================================


(1) Represents the difference between the aggregate market value at December 31, 2000, of the shares subject to the options and the aggregate option price of those shares.

RETIREMENT BENEFITS

The following table illustrates the maximum annual benefits payable in 2001 under the life annuity option of the Corporation's pension plan, in which Messrs. Mortensen, Gurgovits, Rundorff and Waters participate, and the Basic Retirement Plan (more fully described below) upon normal retirement at age 62. Mr. Tice does not participate in the same Corporation pension plans as Messrs. Mortensen, Gurgovits, Rundorff and Waters, but does participate in the Basic Retirement Plan. Mr. Tice also participates in the F.N.B. Corporation Salary Savings Plan and Executive Management Supplemental Retirement Plan. The estimated annual pension payments shown in the chart below are reasonable representations of the total benefits under the Basic Retirement Plan, the F.N.B. Corporation Salary Savings Plan, the portion of the Executive Management Supplemental Retirement Plan related to pension benefits and social security.


                        ESTIMATED ANNUAL PENSION PAYMENTS

--------------------------------------------------------------------------------------------------
    Average Annual Earnings
   for Five Years Preceding
         Retirement                                   Years of Service
--------------------------------------------------------------------------------------------------
                                 10                 15                 20             25 or More
--------------------------------------------------------------------------------------------------
          $ 125,000          $  41,483          $  51,106          $  60,730          $  70,353

          $ 150,000          $  52,525          $  64,301          $  76,077          $  87,853

          $ 175,000          $  66,408          $  79,390          $  92,371          $ 105,353

          $ 200,000          $  83,908          $  96,890          $ 109,871          $ 122,853

          $ 225,000          $ 101,408          $ 114,390          $ 127,371          $ 140,353

          $ 250,000          $ 118,908          $ 131,890          $ 144,871          $ 157,853

          $ 275,000          $ 136,408          $ 149,390          $ 162,371          $ 175,353

          $ 300,000          $ 153,908          $ 166,890          $ 179,871          $ 192,853

          $ 325,000          $ 171,408          $ 184,390          $ 197,371          $ 210,353

          $ 350,000          $ 188,908          $ 201,890          $ 214,871          $ 227,853

          $ 375,000          $ 206,408          $ 219,390          $ 232,371          $ 245,353

          $ 400,000          $ 223,908          $ 236,890          $ 249,871          $ 262,853

          $ 500,000          $ 293,908          $ 306,890          $ 319,871          $ 332,853

          $ 600,000          $ 363,908          $ 376,890          $ 389,871          $ 402,853
==================================================================================================

The retirement benefit for each employee covered by the pension plan is a monthly benefit in the form of a Five Year Certain and Life annuity, equal to 1.2% of Final Average Earnings plus .5% of Final Average Earnings in excess of the employee's Covered Compensation (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) times Years of Service, not to exceed twenty-five (25) years. The Final Average Earnings figure is calculated using the highest 60 consecutive months of earnings of the last 120 months of service as an employee. The benefits listed above are not subject to deduction for Social Security.

Compensation included for computation of benefits is base salary as indicated in the Summary Compensation Table. As of December 31, 2000, credited years of service under the plan were as follows: Mr. Mortensen, 42 years; Mr. Gurgovits, 39 years; Mr. Rundorff, 10 years and Mr. Waters, six years.

BASIC RETIREMENT PLAN

The Basic Retirement Plan (the "BRP") is an unfunded plan providing supplemental retirement benefits to those officers of the Corporation and its subsidiaries who are designated by the Board of Directors of the Corporation (the "Board"). The basic benefits under the BRP, payable when a participant retires at or after the normal retirement date under his employer's defined benefit or defined contribution plan ("Primary Qualified Plan"), is a monthly benefit equal to either 50%, 60% or 70% (as determined by the Board) of the participant's highest average monthly cash compensation during any five consecutive calendar years within the last ten calendar years of employment. This amount is reduced by the monthly benefit to which the participant would be entitled under Social Security at normal retirement under the Primary Qualified Plan in which he participates and (to the extent the benefit relates to employer contributions other than matching contributions) under other benefit plans designated by the Board. The benefit also includes credits equal to matching stock contributions which certain participants were prevented from receiving pursuant to the Corporation's 401(k) Plan due to limits imposed by the Internal Revenue Code.

The BRP contains provisions for reducing the basic benefit described above if the participant retires before his normal retirement age but on or after the early retirement date permitted by the Primary Qualified Plan. The participant's rights to benefits under the BRP vest pursuant to a schedule set forth in the BRP which takes into account years of participation in the BRP and years of credited service under the participant's Primary Qualified Plan. A participant automatically becomes 100% vested if he is employed with the Corporation or a subsidiary on his normal retirement date, if a "change in control" (as defined in the BRP) occurs, or in the event of his death or total and permanent disability. Benefits are forfeited in the event a participant's employment is terminated for cause or if the participant retires before the early retirement date provided in his Primary Qualified Plan.

EMPLOYMENT AGREEMENTS

The Corporation has entered into Employment Agreements with Messrs. Tice, Gurgovits, Rundorff and Waters. Also, Mr. Kevin Hale entered into an Employment Agreement with the Corporation when he was hired in March 2000. Mr. Mortensen's Employment Agreement expired on December 31, 2000, with his retirement as Chief Executive Officer and during the term of his Continuation Employment Agreement, Mr. Mortensen will continue to serve the Corporation as Chairman of the Board and otherwise make himself available for consulting purposes. The Employment Agreements of Messrs. Tice, Rundorff, Waters and Hale provide that on December 31 of each year, the term of employment of each executive officer will be automatically extended to December 31 of the third calendar year thereafter, and Mr. Gurgovits' Employment Agreement provides that on January 1 of each year, the term of his employment will extend to December 31 of the fifth calendar year thereafter, (unless the Corporation or the respective executive officer fixes the expiration date of the term of employment in accordance with provisions contained in the Employment Agreements) and that the officer will continue to be employed throughout that term at not less than his current base salary. The term shall not be extended to a date beyond December 31 of the year during which the executive officer reaches age 62, except for Mr. Tice, which is age 65.

The Employment Agreements may be terminated voluntarily by the executive officers and upon such event, all obligations of the Corporation shall cease as of the date of termination. The Corporation will be obligated, should it terminate any of the Employment Agreements other than for cause, to pay the executive officer affected for the balance of the term of his Employment Agreement then in effect. Provision is made in the Employment Agreements for termination of their respective obligations to serve the Corporation and for the payment to them of a bonus equal to approximately three times the annual compensation for Mr. Gurgovits, the cash or Common Stock equivalent of the value of Mr. Tice's Stock Options and approximately three times his annual compensation, and two times the annual compensation for Messrs. Rundorff and Waters in the event of a sale or other change of control transaction affecting the Corporation, and three times the annual compensation for Mr. Hale in the event of a sale or other change of control transaction affecting the Corporation.

                             STOCK PERFORMANCE GRAPH

The following five-year performance graph compares the cumulative total shareholder return (assuming reinvestment of dividends) on the Corporation's Common Stock (*) to the Nasdaq Composite Index (**) and the Nasdaq Bank Index (***). This stock performance graph assumes $100 was invested on December 31, 1995, and the cumulative return is measured as of each subsequent fiscal year end.

         F.N.B. CORPORATION FIVE-YEAR STOCK PERFORMANCE
         TOTAL RETURN, INCLUDING STOCK AND CASH DIVIDENDS


                         12/31/95     12/31/96     12/31/97     12/31/98    12/31/99     12/31/00
                         --------     --------     --------     --------    --------     --------
F.N.B. Corporation        100.00       114.84       201.71       162.66      138.34       142.05

NASDAQ - Total US         100.00       123.04       150.69       212.51      394.92       237.62

NASDAQ Bank Index         100.00       132.04       221.06       219.64      211.14       241.08



                   SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The Schedule 13G filed with the Securities and Exchange Commission on February 15, 2001, by Perkins, Wolf, McDonnell & Company reports that the company owns approximately 6.4% of the Corporation's Common Stock. The business address of Perkins, Wolf, McDonnell & Company is 53 West Jackson Boulevard, Suite 722, Chicago, Illinois 60604. The following table sets forth certain information concerning persons known to the Corporation to be the beneficial owner of 5% or more of the outstanding Series A Preferred Stock as of February 9, 2001. The Corporation makes no representation to the accuracy or completeness of the information reported by the parties identified herein.

 =====================================================================================================
                                                                 Percent of Outstanding Series A
                                             Shares             Preferred Stock Beneficially Owned
          Name and Address             Beneficially Owned
 -----------------------------------------------------------------------------------------------------
 Cede & Co.
 Box 20, Bowling Green Station
 New York, NY  10274                         7,648                              39.8

 Hilton G. Klein & Joan H. Klein
 122 Hilton Drive
 New Brighton, PA  15066-3510                2,160                              11.3
 =====================================================================================================

                    VOTING SHARES HELD IN FIDUCIARY CAPACITY

The Corporation's affiliate, First National Trust Company, and said affiliate's nominee were, as of February 9, 2001, the beneficial owner of 240,333 shares of the Corporation's Common Stock, or 1.1% of the outstanding shares of Common Stock. These shares are held by First National Trust Company with full voting and/or dispositive power in various fiduciary capacities. The Corporation's other affiliates offering trust services will not exercise voting power with respect to Corporation Common Stock that is beneficially held with these affiliates. First National Trust Company has or shares voting power as to 121,376 of these shares, or .5% of the total shares of Common Stock outstanding, and .5% of the total voting power of the Corporation's outstanding Stock. First National Trust Company will vote the shares over which it has authority as of the record date for the election of the five candidates for director.

                              INDEPENDENT AUDITORS

Ernst & Young LLP served as the Corporation's independent auditors for the year ended December 31, 2000. Ernst & Young, LLP has served as the Corporation's independent auditors since 1993.

                           ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST TO THE UNDERSIGNED SECRETARY OF THE CORPORATION (AT THE ADDRESS SPECIFIED ON PAGE 1) BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, THE CORPORATION WILL FURNISH TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF ITS 2000 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO.

                             ADDITIONAL INFORMATION

The Corporation knows of no other matters which will be presented to shareholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by shareholders, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment upon such matters.

Solicitation of proxies will be made by employees of the Corporation, and the cost will be borne by the Corporation. Proxies will be solicited by mail and, in limited instances, by telephone, telegraph and personal interview. The Corporation will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their costs incurred in forwarding such materials.

                              SHAREHOLDER PROPOSALS

The Corporation's Bylaws provide that no proposals submitted by a shareholder of the Corporation for consideration at the annual meeting of shareholders will be considered at any such meeting unless the Secretary of the Corporation has received written notice of the matter proposed to be presented from the shareholder on or prior to the date which is 120 days prior to the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of the shareholders. Accordingly, any shareholder proposal must be submitted to the Corporation by November 20, 2001, to be considered for the 2002 Annual Meeting of Shareholders. In accordance with SEC Rule 14a-4(c) under the Securities Exchange Act of 1934, proxy holders will have discretionary authority to vote in accordance with their judgment upon any proposal which is not timely received by the Corporation or which does not otherwise comply with applicable SEC rules, including Rule 14(a)-4(c).

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    David B. Mogle, Secretary

                                                                       EXHIBIT A

                               F.N.B. CORPORATION

                               2001 INCENTIVE PLAN

The purposes of the 2001 Incentive Plan are to encourage Eligible Individuals to increase their efforts to make F.N.B. Corporation and each of its Subsidiaries more successful, to provide an additional inducement for such Eligible Individuals to continue to provide services to the Corporation or a Subsidiary as an employee, consultant, non-employee director, or independent contractor, to reward such Eligible Individuals by providing an opportunity to acquire incentive awards on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of or engagement with the Corporation or one of its Subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of Stock (subject to such restrictions as the Board or Committee may determine or as provided herein), Performance Units, Stock Appreciation Rights, Limited Stock Appreciation Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Stock, or any combination of the foregoing, all as the Board or Committee, in each case, may determine.

                                   DEFINITIONS

"Award" means an Incentive Stock Option, a Non-Qualified Stock Option, Restricted Stock Award, Stock Appreciation Rights, Limited Stock Appreciation Rights, Performance Units, or Phantom Stock granted hereunder.

"Award Agreement" means an agreement entered into between the Corporation and the applicable Participant, setting forth the terms and provisions applicable to the Award then being granted under this Plan, as further described in Section
2.5 of the Plan.

"Board" means the Board of Directors of the Corporation.

"Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

"Committee" means the Compensation Committee, if any, appointed by the Board. If no Committee is appointed by the Board, the Board shall function in place of the Committee.

"Corporation" means F.N.B. Corporation.

"Disabled Participant" means a Participant becoming disabled within the meaning of Section 422(c)(6) of the Code.

"Eligible Employee" means any employee of the Corporation or one of its Subsidiaries.

"Eligible Individual" means any Eligible Employee and any consultant, non-employee director, or independent contractor of the Corporation or one of its Subsidiaries.

"Fair Market Value" shall mean, as applicable, (i) the average of the bid and ask prices of the Corporation's Stock on the date in question, as quoted by the Nasdaq National Market System (or other over-the-counter nationally recognized quotation service); (ii) if the Corporation's Stock is not traded on the Nasdaq National Market but is registered on a national securities exchange, the closing sales price of the Corporation's Stock on such national securities exchange;
(iii) if the Corporation's shares of Common Stock are not traded on a national securities exchange or through any other nationally recognized quotation service, the fair market value of the Corporation's Stock as determined by the Board or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board or the Committee shall in its discretion select and apply at the time of the grant of the Award concerned; or (iv) for purposes of Section 3.4 hereof with respect to Limited Stock Appreciation Rights, the applicable value determined in accordance with Paragraph (C) of such Section 3.4. Subject to the foregoing, the Board or the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.

"Incentive Stock Option" means an option that is intended to qualify as an "Incentive Stock Option" within the meaning of section 422 of the Code. Any Option which does not qualify under section 422 of the Code shall be treated as a Non-Qualified Stock Option.

"Limited Stock Appreciation Right" means a Stock Appreciation Right granted under Section 3.4.

"Non-Qualified Stock Option" means an option that is not an Incentive Stock Option.

"Option" means an option to purchase Stock, including Restricted Stock, if the Committee so determines, subject to the applicable provisions of Article 3, awarded in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" means an Eligible Individual who has been selected by the Committee to participate in the Plan in accordance with Section 2.2 of the Plan.

"Performance Unit" means a performance unit subject to the requirements of
Article 4 and awarded in accordance with the terms of the Plan.

"Phantom Stock" means a deferred compensation award subject to the requirements of Article 6.

"Plan" means the F.N.B. Corporation 2001 Incentive Plan, as the same may be amended, administered or interpreted from time to time.

"Restricted Stock" means Stock delivered under the Plan subject to the requirements of Article 5 and such other restrictions as the Committee deems appropriate or desirable.

"Stock" means the Common Stock of the Corporation.

"Stock Appreciation Right" means a right granted under Article 3 in conjunction with the grant of an Option that entitles the holder to receive a cash payment or an award of Stock, at the discretion of the Committee, in an amount equal to the excess of the Fair Market Value of one share of Stock on such date of exercise over the Option Price per share multiplied by the number of shares covered by the right.

"Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

"Termination" means the termination of employment with the Corporation or any of its Subsidiaries or the cessation of the provision of services to the Corporation or any of its Subsidiaries by a non-employee director, consultant or independent contractor.

                                    ARTICLE 2
                               PLAN ADMINISTRATION

SECTION 2.1 ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Without limiting the foregoing, the Committee shall have the authority and complete discretion to:

         (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

         (ii) Select Eligible Individuals to receive Awards under the Plan as provided in Section 2.2 of the Plan;

         (iii)    Determine the form and terms of Awards;

         (iv) Determine the number of shares or other consideration subject to Awards under the Plan as provided in Articles 3, 4, 5 and 6 of the Plan;

         (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or grants or awards under any other incentive or compensation plan of the Corporation;

         (vi) Construe and interpret the Plan, any Award Agreement in connection with an Award and any other agreement or document executed pursuant to the Plan;

         (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

         (viii)   Determine whether a Participant is a Disabled Participant;

         (ix) Accelerate or, with the consent of the Participant, defer the vesting of any Award and/or the exercise date of any Award;

         (x) Determine whether a Participant's Termination from the Corporation or its Subsidiaries is voluntary and with the written consent of the Corporation or its Subsidiaries;

         (xi) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award;

         (xii) With the consent of the Participant reprice, cancel and reissue, or otherwise adjust the terms of an Award previously granted to the Participant;

         (xiii) Determine when a Participant's period of employment is deemed to be continued during an approved leave of absence, or whether a Participant has engaged in the operation or management of a business that is in competition with the Corporation or any of its Subsidiaries;

         (xiv) Determine, upon review of relevant information, the Fair Market Value of the Stock; and

         (xv) Make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may delegate to officers of the Corporation or any Subsidiary the authority to perform administrative functions under the Plan subject to any legal requirements that the Committee as a whole take action with respect to such function.

The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

SECTION 2.2 ELIGIBILITY. Those Eligible Individuals who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary or who, in the opinion of the Committee, provide services yielding significant benefits to the Corporation or any Subsidiary shall be eligible to receive Awards as described herein.

Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the Eligible Individuals to whom Awards shall be granted. In determining the eligibility of any Eligible Individual, as well as in determining the Award, the Committee shall consider the position and the responsibilities of the Eligible Individual being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

SECTION 2.3 SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as set forth in Section 2.6, the maximum number of shares of Stock that may be issued or delivered and as to which Awards, other than Limited Stock Appreciation Rights or Performance Units, may be granted under the Plan shall be 500,000 shares plus, beginning in the calendar year following the year in which the Plan is first adopted, annual amounts equal to 3% of the total issued and outstanding shares of Stock as of the first day of such calendar year. The maximum number of shares available under the Plan may be increased for any particular calendar year at the discretion of the Committee by not more than one and one-half percent (1-1/2%) of the number of shares of Stock outstanding as of the first day of such calendar year, provided that the number of shares by which the aggregate share limitation would otherwise be increased in the next calendar year shall be decreased by the same number of shares as the applicable limit for the current calendar year is increased pursuant to this sentence. Notwithstanding anything to the contrary in this Section 2.3, in no event shall more than 3,000,000 shares of Stock be cumulatively available for Awards of Incentive Stock Options under the Plan. Subject to adjustment as set forth in
Section 2.6, the maximum number of shares of Stock with respect to which Awards may be granted in any calendar year to any Participant under the Plan shall be 100,000 shares.

If any Award, other than Limited Stock Appreciation Rights or Performance Units, granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, or, if and to the extent that an award of Phantom Stock is paid in cash rather than the issuance of shares of Stock, the number of shares subject to such Award (or in the case of Phantom Stock the number of shares of Stock for which payment was made in cash) shall again be available for purposes of the Plan, except that, to the extent that Stock Appreciation Rights granted in conjunction with an Option under the Plan are exercised and the related Option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Stock issued or delivered upon exercise of such Stock Appreciation Rights.

The shares that may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

SECTION 2.4 CORPORATION'S OBLIGATION TO DELIVER STOCK. The obligation of the Corporation to issue or deliver shares of Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation; (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed; and
(iii) all other applicable laws, regulations, rules and orders which may then be in effect.

SECTION 2.5 AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify and shall be executed by the Chief Executive Officer, the President (if other than the Chief Executive Officer) or any Vice President on behalf of the Corporation and by the Participant to whom such Award is granted. With the consent of the Participant to whom such Award is granted, the Board may at any time and from time to time amend an outstanding Award Agreement in a manner consistent with the Plan. Without consent of the Participant, the Board of Directors may at any time and from time to time modify or amend Award Agreements with respect to Options intended as of the date of grant to be Incentive Stock Options in such respects as it deems necessary in order that Incentive Stock Options granted under the Plan shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time with respect to Incentive Stock Options.

SECTION 2.6 ADJUSTMENT AND SUBSTITUTION OF SHARES. If a dividend or other distribution shall be declared upon the Stock payable in shares of Stock, the number of shares of Stock then subject to any outstanding Option or by reference to which the amount of any other Award is determined and the number of shares which may be issued or delivered under the Plan shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

If the outstanding shares of Stock shall be changed into or exchangeable for a different number or kind of shares of Stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock subject to any then outstanding Award and for each share of Stock, which may be issued or delivered under the Plan but is not then subject to an outstanding Award, the number and kind of shares of Stock or other securities into which each outstanding share of Stock shall be so changed or for which each such share shall be exchangeable.

In the case of any adjustment or substitution as provided for in this Section 2.6, the aggregate Option Price for all shares subject to each then outstanding Option prior to such adjustment or substitution shall be the aggregate option price for all shares of Stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

No adjustment or substitution provided for in this Section 2.6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities that result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

If any such adjustment or substitution provided for in this Section 2.6 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without prior stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

                                    ARTICLE 3
                      OPTIONS AND STOCK APPRECIATION RIGHTS

SECTION 3.1 GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND LIMITED STOCK APPRECIATION RIGHTS. The Committee shall have authority, in its discretion, to grant Incentive Stock Options, Non-Qualified Stock Options or to grant both types of Options (but not in tandem). Notwithstanding the above, Incentive Stock Options may only be granted to employees. The Committee also shall have the authority, in its discretion, to grant Stock Appreciation Rights in conjunction with Incentive Stock Options or Non-Qualified Stock Options with the effect provided in Section 3.2(D). Stock Appreciation Rights granted in conjunction with an Incentive Stock Option may only be granted at the time such Incentive Stock Option is granted. Stock Appreciation Rights granted in conjunction with a Non-Qualified Stock Option may be granted either at the time such Non-Qualified Stock Option is granted or at any time thereafter during the term of such Non-Qualified Stock Option. The Committee shall also have the authority, in its discretion, to grant Limited Stock Appreciation Rights in accordance with the provisions of, and subject to the terms and conditions set forth in, Section 3.4.

No Participant shall be granted an Option or Options under the Plan (disregarding canceled, terminated or expired stock options) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares that may be issued or delivered under the Plan.

SECTION 3.2 TERMS AND CONDITIONS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions:

        (A) The purchase price at which each Option may be exercised (the "Option Price") shall be such price as the Committee, in its discretion, shall determine except that, in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock covered by the Option on the date of grant (or in the case of an Incentive Stock Option granted to an Eligible Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), shall not be less than 110% of such Fair Market Value on the date of grant). For purposes of this Section 3.2(A), a Participant (i) shall be considered as owning not only shares of the Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares of Stock owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

        (B) The Option Price shall be payable in full in any one or more of the following ways, as shall be determined by the Committee to be applicable to any such Award:

               (i)     in cash; or

               (ii) in shares of Stock (which are owned by the participant free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in
                       Article 5) having an aggregate Fair Market Value on the date of exercise of the Option equal to the Option Price for the shares being purchased; or

               (iii) by requesting that the Corporation withhold such number of shares of Stock then issuable upon exercise of the Option as shall have an aggregate Fair Market Value equal to the Option Price for the shares being acquired upon exercise of the Option; or

               (iv) by waiver of compensation due or accrued to the Participant for services rendered; or

               (v) provided that a public market for the Corporation's stock exists:

                       (a) Through a "same day sale" commitment from the
                           Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay the purchase price (or a larger number of the shares so purchased), and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price directly to the Corporation (and any excess to the Participant); or

                       (b) Through a "margin" commitment from the Participant
                           and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the purchase price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price directly to the Corporation; or

               (vi) by promissory note executed by the Participant, evidencing his or her obligation to make future cash payment thereof, secured by an applicable number of shares of Stock or such other security as may be determined by the Committee; provided, however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the shares; or

               (vii)   by any combination of the foregoing.

               If the Option Price is paid in whole or in part in shares of Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Committee, and the Option Price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made, provided that, for this purpose, tender of a promissory note shall constitute full payment of the principal amount of such promissory note. When full payment of the Option Price has been made and subject to the restrictions set forth in Article 5, the Participant shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the Option Price with shares shall not increase the number of shares of Stock which may be issued or delivered under the Plan as provided in Section 2.3.

         (C) An Option may be exercised (i) at such time as the Option vests; or (ii) if and to the extent set forth in the applicable Award Agreement, prior to the date on which the Option vests provided that such Stock obtained shall be subject to the same requirements that are applicable to grants of Restricted Stock set forth in Article 5. No Incentive Stock Option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No Non-Qualified Stock Option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 3.2(C), 3.3(F), and 2.5, Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined by the Committee, in its discretion.

         (D) Stock Appreciation Rights shall be exercisable to the extent that the related Option is exercisable and only by the same person or persons who are entitled to exercise the related Option. Stock Appreciation Rights shall entitle the Participant to surrender the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share of Stock on such date of exercise over the Option Price per share, multiplied by the number of shares covered by the Option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares. The date of exercise of Stock Appreciation Rights shall be determined under procedures established by the Committee, and payment under this Section 3.2(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that an Option as to which Stock Appreciation Rights have been granted in conjunction therewith is exercised, the Stock Appreciation Rights shall be canceled.

         (E) No Option or Stock Appreciation Rights shall be transferable by a Participant other than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death, and all Options and Stock Appreciation Rights shall be exercisable during the lifetime of a Participant only by the Participant.

         (F) Unless otherwise determined by the Committee and set forth in the Award Agreement referred to in Section 2.5 or an amendment thereto, following the Termination of a Participant for any reason, such Participant must exercise any outstanding Option within one year from the date of Termination.

SECTION 3.3 RELOAD OPTIONS. Concurrently with the award of any Option under this Plan or pursuant to an amendment of any outstanding stock option (such option is hereinafter referred to as the "Underlying Option"), to any Participant in the Plan, the Committee may grant a reload option (the "Reload Option") to such Participant pursuant to which the Participant shall be entitled to purchase a number of shares of Stock as specified below. A Reload Option shall be exercisable for a number of shares of Stock equal to (i) the number of shares delivered by the Participant to the Corporation to exercise the Underlying Option pursuant to Section 3.2(B)(ii), (iii) or (v); and (ii) to the extent authorized by the Committee, the number of shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of shares of Stock under the Plan at the time of such exercise. The grant of a Reload Option shall become effective upon the exercise of an Underlying Option by delivering to the Corporation shares held by the Participant pursuant to Section 3.2(B)(ii), (iii) or (v). Reload Options are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

Each Award Agreement in connection with an Option granted under the Plan shall state whether the Committee has authorized Reload Options with respect to the Underlying Option covered by such agreement. Upon the exercise of an Underlying Option, the Reload Option will be evidenced by an amendment to the stock option agreement governing the Underlying Option.

The option price per share for a Reload Option shall be the Fair Market Value per share of the Stock on the date the grant of the Reload Option becomes effective.

Each Reload Option shall be fully exercisable subject to such limitations on exercisability, if any, as may be imposed by the Committee in its discretion at the time of the grant of the Underlying Option. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

No Reload Option shall be granted to a Participant when Options are exercised by such Participant (or by such Participant's estate or personal representative) pursuant to the terms of the Plan following the Participant's Termination.

Except as otherwise provided in this Section 3.3, the provisions of Article 3 of the Plan applicable to Options shall apply equally to Reload Options.

SECTION 3.4 LIMITED STOCK APPRECIATION RIGHTS. Limited Stock Appreciation Rights may be granted in connection with all or part of (i) an Incentive Stock Option granted under this Plan at the time of the grant of such Option; or (ii) a Non-Qualified Stock Option, at the time such Option is granted or at any time thereafter during the term of such Option.

Limited Stock Appreciation Rights shall entitle the holder of an Option in connection with which such Limited Stock Appreciation Rights are granted, upon exercise of the Limited Stock Appreciation Rights, to surrender the Option, or any applicable portion thereof, and any related Stock Appreciation Rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this Section 3.4. Such Option, and any related Stock Appreciation Rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

Limited Stock Appreciation Rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

         (A) Limited Stock Appreciation Rights shall be exercisable, subject to Section 3.4(B), during any one or more of the following periods:

               (i) for a period of 60 days beginning on the date on which shares of Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Stock purchased pursuant to such offer;

               (ii) for a period of 60 days beginning on the date the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on November 1, 1989, any Affiliate or Associate of any such director (with such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on November 1, 1989), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 10% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

               (iii) for a period of 60 days beginning on the date of filing under the Exchange Act of a Statement on
                          Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;

               (iv) for a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

               (v) for a period of 60 days beginning on the date of approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for
                          (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not or will not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of the Corporation, immediately prior to the merger or consolidation, do not or will not, immediately after the merger or consolidation, constitute a majority of the Board of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

         (B) Limited Stock Appreciation Rights shall in no event be exercisable unless and until the holder of the Limited Stock Appreciation Rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the Limited Stock Appreciation Rights shall have been granted.

         (C) Upon exercise of Limited Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of cash in respect of each share of Stock subject to the related Option equal to the excess of the Fair Market Value of such share over the Option Price of such related Option. For purposes of Section 3.4 with respect to Limited Stock Appreciation Rights, Fair Market Value shall mean the higher of (i) the highest daily average of the bid and ask prices of the Corporation's Stock as quoted by the Nasdaq National Market System (or other over-the-counter nationally recognized quotation service) or as reported on such national securities exchange on which the Corporation's Stock is then registered, in each case during the 90-day period ending on the date of exercise of the applicable Limited Stock Appreciation Right; or (ii)(a) in the event of a tender offer or exchange offer for Stock the highest price paid for Stock pursuant to any tender offer or exchange offer in effect at any time during the 90 days ending on the date of exercise of the applicable Limited Stock Appreciation Rights; (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, the highest price per share paid for Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation; or (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the Limited Stock Appreciation Rights. Any securities or property which are part or all of the consideration paid for Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (x) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation or (y) the valuation placed on such securities or property by the Committee.

         (D) To the extent that Limited Stock Appreciation Rights shall be exercised, the Option in connection with which such Limited Stock Appreciation Rights shall have been granted shall be deemed to have been exercised and any related Stock Appreciation Rights shall be canceled. To the extent that the Option in connection with which Limited Stock Appreciation Rights shall have been granted or any related Stock Appreciation Rights shall be exercised, the Limited Stock Appreciation Rights granted in connection with such Option shall be canceled.

                                    ARTICLE 4
                                PERFORMANCE UNITS

SECTION 4.1 PERFORMANCE PERIOD AND OBJECTIVES. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Units. Performance objectives may vary from Participant to Participant and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share, return on equity or performance by a subsidiary or division of the Corporation or any of its Subsidiaries. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

SECTION 4.2 ELIGIBILITY. At the beginning of a Performance Period, the Committee shall determine for each Participant or group of Participants eligible for Performance Units with respect to that Performance Period the range of


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


dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to a Participant as an Award if the relevant measure of Corporation performance for the Performance Period is met.

SECTION 4.3 SIGNIFICANT EVENT. If during the course of a Performance Period there shall occur a significant event or events (a "Significant Event") as determined by the Committee, including, but not limited to, a reorganization of the Corporation, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

SECTION 4.4 TERMINATION. If an Eligible Individual terminates service with the Corporation or any of its Subsidiaries during a Performance Period because of death, Participant Disability, retirement on or after age 62, or at an earlier age with the consent of the Corporation, or a Significant Event, as determined by the Committee, that Eligible Individual shall be entitled to payment in settlement of each Performance Unit for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period; and (ii) prorated for the portion of the Performance Period during which the Eligible Individual was employed or retained by the Corporation or any of its Subsidiaries; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Unit in such amount or amounts and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Individual. If an Eligible Individual terminates service with the Corporation or any of its Subsidiaries during a Performance Period for any other reason, such Eligible Individual shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

SECTION 4.5 AWARD. Each Performance Unit shall be paid in cash either as a lump sum payment or in annual installments, as the Committee shall determine, at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

                                    ARTICLE 5
                                RESTRICTED STOCK

SECTION 5.1 AWARD. Restricted Stock may be received by an Eligible Individual either as an Award or as the result of an exercise of an Option or Stock Appreciation Right, when such award has not vested. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

SECTION 5.2 RESTRICTION PERIOD. Except as otherwise provided in this Article 5, no shares of Restricted Stock received by an Eligible Individual shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, that the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon death, Disability, retirement on or after age 62 or an earlier age with the consent of the Corporation, or upon a Significant Event, as determined by the Committee.

SECTION 5.3 TERMINATION. Except as otherwise provided in Section 5.2 above, if an Eligible Individual terminates employment or service with the Corporation or any of its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Corporation, and in the case of Restricted Stock purchased through the exercise of an Option, the Corporation shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

SECTION 5.4 RESTRICTED STOCK CERTIFICATES. The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

SECTION 5.5 EXCHANGE OF SHARES. Nothing in this Article 5 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

                                    ARTICLE 6
                                  PHANTOM STOCK

SECTION 6.1 AWARD. The Committee shall have authority, in its discretion, to grant deferred compensation to an Eligible Individual by the award of Phantom Stock, the value of which is related to the value of the Stock of the Company.

SECTION 6.2 VALUE. An Award of Phantom Stock shall entitle the Participant to receive from the Corporation cash and/or shares of Stock having an aggregate fair market value equal to the Fair Market Value of a share of Stock on such date, or upon the occurrence of one or more events, as may be specified in the Award Agreement for any Phantom Stock.

SECTION 6.3 TERMINATION. If the Participant is Terminated for any reason prior to the vesting of the Phantom Stock Award, the Participant's rights with respect to the Phantom Stock will terminate and be forfeited, and neither the Participant nor his or her heirs, personal representatives, successors or assigns shall have any future rights with respect to any such Phantom Stock.

                                    ARTICLE 7
                        CERTIFICATES FOR AWARDS OF STOCK

SECTION 7.1 STOCK CERTIFICATES. Subject to Section 5.4 and except as otherwise provided in this Section 7.1, each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Individual and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange. If the issuance of shares under the Plan is effected on a non-certificated basis, the issuance of shares to a Participant shall be reflected by crediting (by means of a book entry) the applicable number of shares of Stock to an account maintained by the Corporation in the name of such Participant, which account may be an account maintained by the Corporation for such Participant under any dividend reinvestment program offered by the Corporation.

SECTION 7.2 COMPLIANCE WITH LAWS AND REGULATIONS. The Corporation shall not be required to issue or deliver any certificates for shares of Stock, or to effect the issuance of any non-certificated shares as provided in Section 7.1, prior to
(i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed; and (ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

SECTION 7.3 RESTRICTIONS. All certificates for shares of Stock delivered under the Plan (and all non-certificated shares credited to a Participant's account as provided in Section 7.1) shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 7.3 shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

SECTION 7.4 RIGHTS OF STOCKHOLDERS. Except for the restrictions on Restricted Stock under Article 5, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Individual awarded an Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or Phantom Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, or if applicable, the crediting of non-certificated shares to an account maintained by the Corporation in the name of such Eligible Individual.

                                    ARTICLE 8
                                  MISCELLANEOUS

SECTION 8.1 EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER. Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any Eligible Individual any right to be granted an Award under the Plan and nothing in the Plan, in any Award granted under the Plan or in any Award Agreement shall confer any right to any Participant to continue in the employment of the Corporation or any Subsidiary or to continue to be retained to provide services to the Corporation or any Subsidiary as a non-employee director, consultant or independent contractor or interfere in any way with the rights of the Corporation or any Subsidiary to terminate a Participant at any time.

SECTION 8.2 AMENDMENT. The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan or to suspend the granting of Awards pursuant to the Plan are hereby specifically reserved to the Board; provided always that no such revocation, termination, alteration or suspension of any Award shall terminate any outstanding Award theretofore granted under the Plan, unless there is a liquidation or a dissolution of the Corporation; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval (i) increase the total number of shares which may be issued or delivered under the Plan; (ii) make any changes in the class of Eligible Individuals; (iii) extend the period set forth in the Plan during which Awards may be granted; or (iv) or make any changes that require shareholder approval under the rules and regulations of any securities exchange or market on which the Common Stock is traded. No alteration, amendment, revocation or termination of the Plan or suspension of any Award shall, without the written consent of the holder of an Award theretofore granted under the Plan, adversely affect the rights of such holder with respect to such Award.

SECTION 8.3 EFFECTIVE DATE AND DURATION OF PLAN. The effective date and date of adoption of the Plan shall be January 21, 2001 (the "Effective Date"), the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Stock at a meeting of such holders duly called, convened and held within one year of the Effective Date. No Award granted under the Plan prior to such shareholder approval may be exercised until after such approval. No Award may be granted under the Plan subsequent to January 21, 2011.

SECTION 8.4 UNFUNDED STATUS OF PLAN. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund nor to make any other segregation of assets to assume the payment of any benefits under the Plan. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

SECTION 8.5 EMPLOYEE STATUS. For purposes of determining questions of termination and exercise of an Option or Stock Appreciation Right after a Participant's Termination, a leave of absence for military or government service, illness, temporary disability or other reasons approved by a duly authorized officer of the Company shall not be treated as Termination or interruption of employment or engagement; provided, however, that, with respect to an Incentive Stock Option, if such leave of absence exceeds 90 days, such Option shall be deemed a Non-Qualified Stock Option unless the Eligible Individual's right to reemployment with the Company or a Subsidiary following such leave of absence is guaranteed by statute or by contract; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

SECTION 8.6 TAX WITHHOLDING. Whenever the Corporation proposes or is required to distribute Stock under the Plan, the Corporation may require the recipient to remit to the Corporation an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Corporation may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

SECTION 8.7 BENEFITS. Amounts received under the Plan are not to be taken into account for purposes of computing benefits under other plans unless the Corporation determines to do so.

SECTION 8.8 SUCCESSORS AND ASSIGNS. The terms of the Plan shall be binding upon the Corporation and its successors and assigns.

SECTION 8.9 HEADINGS. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

SECTION 8.10 FEDERAL AND STATE LAWS, RULES AND REGULATIONS. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approval by any government or regulatory agency as may be required.

                                                                       EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER
                             OF F.N.B. CORPORATION,
                           A PENNSYLVANIA CORPORATION
                                       AND
                         F.N.B. SURVIVING CORPORATION,
                              A FLORIDA CORPORATION

         THIS AGREEMENT AND PLAN OF MERGER dated this ____ day of ________, 2001 (this "Agreement") is entered by and between F.N.B. Surviving Corporation, a Florida corporation ("FNB-Florida"), and F.N.B. Corporation, a Pennsylvania corporation ("FNB-Pennsylvania"). FNB-Florida and FNB-Pennsylvania are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                    RECITALS:

         A. FNB-Florida is a corporation organized and existing under the laws of the State of Florida and, as of the date hereof, 500 shares of common stock of FNB-Florida are issued and outstanding, all of which are held by FNB-Pennsylvania, and no shares of Series A Preferred Stock or Series B Preferred Stock are issued and outstanding.

         B. FNB-Pennsylvania is a corporation organized and existing under the laws of the State of Pennsylvania and, as of the date hereof, __________ shares of common stock of FNB-Pennsylvania are issued and outstanding, ______ shares of Series A Preferred Stock are issued and outstanding, and ______ shares of Series B Preferred Stock are issued and outstanding.

         C. The Board of Directors of FNB-Pennsylvania has determined that, for the purpose of effecting the reincorporation of FNB-Pennsylvania in the State of Florida, it is advisable and in the best interests of FNB-Pennsylvania that it merge with and into FNB-Florida upon the terms and conditions herein provided.

         D. The respective Boards of Directors of FNB-Florida and FNB-Pennsylvania have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, FNB-Florida and FNB-Pennsylvania hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 Merger. In accordance with the provisions of this Agreement, the Pennsylvania Business Corporation Law (the "Pennsylvania Act") and the Florida Business Corporations Act (the "Florida Act"), FNB-Pennsylvania shall be merged with and into FNB-Florida (the "Merger"), whereupon the separate existence of FNB-Pennsylvania shall cease and FNB-Florida shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation." On the Effective Date of the Merger (as hereinafter defined) the name of the Surviving Corporation shall be F.N.B. Corporation.

         1.02 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

                  (a) this Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Pennsylvania Act and the Florida Act, as the case may be;

                  (b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                  (c) executed Articles of Merger meeting the requirements of the Pennsylvania Act shall have been filed with the Pennsylvania Secretary of State; and

                  (d) executed Articles of Merger meeting the requirements of the Florida Act shall have been filed with the Florida Department of State.

The date and time at which the Merger shall become effective, as aforesaid, is herein referred to as the "Effective Date of the Merger."

         1.03 Effect of the Merger. On the Effective Date of the Merger, the separate existence of FNB-Pennsylvania shall cease, and FNB-Florida, as the Surviving Corporation, shall (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger; (ii) be subject to all actions previously taken by its and FNB-Pennsylvania's Board of Directors; (iii) succeed, without other transfer, to all of the assets, rights, powers and property of FNB-Pennsylvania in the manner more fully set forth in Section 607.1106 of the Florida Act; (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of FNB-Pennsylvania in the same manner as if FNB-Florida had itself incurred them, all as more fully provided under the applicable provisions of the Florida Act.

                                   ARTICLE II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.01 Articles of Incorporation. The Articles of Incorporation of FNB-Florida as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law; provided, however, that on the Effective Date of the Merger, Article I of the Articles of Incorporation of the Surviving Corporation shall be amended to reflect that the name of the Surviving Corporation shall be "F.N.B. Corporation."

         2.02 Bylaws. The Bylaws of FNB-Florida as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.03 Directors and Officers. The officers of FNB-Pennsylvania immediately prior to the Effective Date of the Merger shall be the officers of the Surviving Corporation. The directors of FNB-Florida immediately prior to the Effective Date of the Merger shall be the directors of the Surviving Corporation, and such directors shall continue to be constituted in the same terms of office which they had as directors, in accordance with the Bylaws of FNB-Florida.

                                   ARTICLE III

                         MANNER OF CONVERSION OF SHARES

         3.01     Conversion of F.N.B.-Pennsylvania Common and Preferred Shares

                  (a) Common Shares. Upon the Effective Date of the Merger, each share of common stock of FNB-Pennsylvania, $2.00 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of common stock, $0.01 par value per share, of the Surviving Corporation.

                  (b) Series A Preferred Shares. Upon the Effective Date of the Merger, each share of Series A Preferred Stock of FNB-Pennsylvania, $10.00 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Series A Preferred Stock, $0.01 par value per share, of the Surviving Corporation.

                  (c) Series B Preferred Shares. Upon the Effective Date of the Merger, each share of Series B Preferred Stock of FNB-Pennsylvania, $10.00 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Series B Preferred Stock, $0.01 par value per share, of the Surviving Corporation.

         3.02     FNB-Pennsylvania Options and Stock Purchase Rights.

                  (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive or stock award plans heretofore adopted by FNB-Pennsylvania. Each outstanding and unexercised option or other right to purchase FNB-Pennsylvania common stock existing under and by virtue of any such plan shall become an option or right to purchase the Surviving Corporation's common stock on the basis of one share of the Surviving Corporation's common stock for each common share of FNB-Pennsylvania issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such FNB-Pennsylvania option or stock purchase right at the Effective Date of the Merger.

                  (b) A number of shares of the Surviving Corporation's common stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of common stock of FNB-Pennsylvania so reserved immediately prior to the Effective Date of the Merger.

         3.03 FNB-Florida Common Stock. Upon the Effective Date of the Merger, each share of FNB-Florida common stock, $0.01 par value per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by FNB-Florida, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.04     Exchange of Certificates.

                  (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of capital stock of FNB-Pennsylvania may, at such holder's option, surrender the same for cancellation to FNB Shareholder Services, 2150 Goodlette Road North, Suite 102, Naples, Florida 34102, or such other entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's capital stock into which the surrendered shares were converted, or to which such holder was otherwise entitled, as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of capital stock of FNB-Pennsylvania shall be deemed for all purposes to represent the number and kind of shares of the Surviving Corporation's capital stock into which such shares of FNB-Pennsylvania were converted in the Merger and which the holder of such certificate was otherwise entitled to receive pursuant to this Agreement.

                  (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or

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



conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                  (c) Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability that appeared on the certificates of FNB-Pennsylvania so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                  (d) If any certificate for shares of capital stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   ARTICLE IV

                               GENERAL PROVISIONS

         4.01 Covenants of FNB-Florida. FNB-Florida covenants and agrees that it will on or before the Effective Date of the Merger:

                  (a) take such action as may be required to qualify to do business as a foreign corporation in the states in which FNB-Pennsylvania is qualified to do business and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state law;

                  (b) take such action as may be required under applicable federal banking law to continue the business of FNB-PA following the Effective Date of the Merger; and

                  (b) take all such other actions as may be required by the Pennsylvania Act and the Florida Act to effect the Merger.

         4.02 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of FNB-Pennsylvania and FNB-Florida, notwithstanding the approval of this Agreement by the shareholders of FNB-Pennsylvania or by the sole shareholder of FNB-Florida, or by both.

         4.03 Amendment. The Constituent Corporations may amend this Agreement at any time prior to the filing of these Articles of Merger with either the Pennsylvania Secretary of State or the Florida Department of State, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not (i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; or (ii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

         4.05. Registered Office. The registered office of the Surviving Corporation in the State of Florida is located at 2150 Goodlette Road North, 8th Floor, Naples, Florida, and Robert T. Reichert is the registered agent of the Surviving Corporation at such address.


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



         4.06 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Naples, Florida, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

         4.07 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida and, so far as applicable, the merger provisions of the Pennsylvania Act.

         4.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement, having first been approved by the Board of Directors of FNB-Florida and FNB-Pennsylvania, is hereby executed on behalf of each of such corporations by their respective officers thereunto duly authorized.


                                  F.N.B. SURVIVING CORPORATION,
                                  a Florida corporation

                                  By:
                                      ------------------------------------------
                                           Kevin C. Hale
                                           Executive Vice President


                                  F.N.B. CORPORATION,
                                  a Pennsylvania corporation

                                  By:
                                      ------------------------------------------
                                           Gary L. Tice
                                           President and Chief Executive Officer

                                                                       EXHIBIT C



                          F.N.B. SURVIVING CORPORATION

                            ARTICLES OF INCORPORATION

                                    ARTICLE 1

          The name of the Corporation is F.N.B. Surviving Corporation.

                                    ARTICLE 2

         The street address and mailing address of the initial principal office of the Corporation and the initial registered office of the Corporation is 2150 Goodlette Road North, 8th Floor, Naples Florida 34102 and its registered agent at such address shall be Robert T. Reichert.

                                    ARTICLE 3

         The name and address of the Incorporator of the Corporation is James G. Orie, Esq., One F.N.B. Boulevard, Hermitage, Pennsylvania 16148.

                                    ARTICLE 4

         The term of existence of the Corporation shall be perpetual.

                                    ARTICLE 5

         The aggregate number of shares which the Corporation shall have authority to issue is One Hundred and Twenty Million Shares (120,000,000) of which Twenty Million (20,000,000) shall be preferred stock, par value $0.01 per share, issuable in one or more series, and One Hundred Million (100,000,000) shall be common stock, par value $0.01 per share.

         A description of each such class of shares and a statement of the authority hereby vested in the Board of Directors of the Corporation to fix and determine the designations, preferences, qualifications, limitations, restrictions and special or relative rights and preferences granted to or imposed upon the shares of each class and series are as follows:

Section I.  Preferred Stock

         The Preferred Stock may be divided into and issued in series. The Board of Directors is hereby expressly authorized, at any time or from time to time, to divide any or all of the shares of the Preferred Stock into series, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the designation and the relative rights and preferences of the series so established, to the fullest extent now or hereafter permitted by the laws of the Commonwealth of Pennsylvania, including, but not limited to, the variations between different series in the following respects:

         (i)      The distinctive serial designation of such series;

         (ii) The annual dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

         (iii) The redemption price or prices, if any, for shares of such series and the terms and conditions on which such shares may be redeemed;


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



         (iv) The sinking fund provisions, if any, for the redemption or purchase of shares of such series;

         (v) The preferential amount or amounts payable upon shares of such series in the event of the voluntary or involuntary liquidation of the Corporation;

         (vi)     The voting rights of shares of such series;

         (vii) The terms and conditions, if any, upon which shares of such series may be converted and the class or classes or series of shares of the Corporation into which such shares may be converted; and

         (viii) Such other terms, limitations and relative rights and preferences, if any, of shares of such series as the Board of Directors may, at the time of such resolutions, lawfully fix and determine under the laws of the Commonwealth of Pennsylvania.

         All shares of the Preferred Stock shall be of equal rank with each other, regardless of series.

         A.       SERIES A - CUMULATIVE CONVERTIBLE PREFERRED STOCK

         1.       Designation and number of shares of series.

         A series of Preferred Stock comprised of 60,000 shares is created, established and designated "Series A-Cumulative Convertible Preferred Stock" (hereinafter called "Series A Preferred Stock").

         2.       Dividend rights.

         2.1 The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, preferential cumulative dividends in cash at the annual rate of $1.68 per share and no more, payable in equal quarterly installments on the 15th days of March, June, September and December of each year. In the case of the issuance of shares of Series A Preferred Stock on or prior to June 30, 1985, such dividends shall be cumulative from and after June 30, 1985. In the case of the issuance of shares of other Series A Preferred Stock issued after such date, such dividends with respect to each of such other shares shall be cumulative from the quarterly dividend payment date next preceding the date of issuance of such shares to which dividends have been paid on Series A Preferred Stock (or from June 30, 1985 if such other shares are issued on or prior to the record date for the first dividend declared on Series A Preferred Stock), unless the date of issuance of such shares is a dividend payment date to which dividends have been paid on Series A Preferred Stock or a date between the record date for the determination of holders of Series A Preferred Stock entitled to receive a dividend which has been declared and the date for payment thereof, in either of which events such dividends shall be cumulative from such dividend payment date, so that all holders of record of Series A Preferred Stock outstanding on any record date for the determination of holders of Series A Preferred Stock entitled to receive any dividend thereon shall have the same dividend rights per share.

         2.2 So long as any shares of the Series A Preferred Stock are outstanding, no dividends, other than (i) dividends on common stock payable in common stock, (ii) dividends payable in stock which is junior to the Series A Preferred Stock (both as to dividends and upon liquidation) and (iii) cash in lieu of fractional shares in connection with any such dividend, shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on the common stock or on any other stock junior to the Series A Preferred Stock as to dividends, unless there shall be no arrearages in dividends on the Series A Preferred Stock for any past quarterly dividend period, and all cumulative dividends shall have been paid or declared in full on the Series A Preferred Stock for the current quarterly dividend period.

         2.3 Subject to the foregoing provisions, such dividends and other distributions (payable in cash, property or stock junior to the Series A Preferred Stock) as may be determined by the Board of Directors may be declared and paid

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



from time to time on the common stock or on any other stock junior to the Series A Preferred Stock, without any right of participation therein by the holders of Series A Preferred Stock.

         2.4 So long as any shares of the Series A Preferred Stock are outstanding, no shares of any stock junior to the Series A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary, except in connection with (i) a reclassification or exchange of any stock junior to the Series A Preferred Stock through the issuance of other stock junior to the Series A Preferred Stock (both as to dividends and upon liquidation), or (ii) the purchase, redemption or other acquisition of any stock junior to the Series A Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Series A Preferred Stock (both as to dividends and upon liquidation), nor shall any funds be set aside or made available for any purchase, redemption or sinking fund for the purchase or redemption of any stock junior to the Series A Preferred Stock, unless there shall be no arrearages in dividends on the Series A Preferred Stock for any past quarterly dividend period.

         2.5 If there are any arrearages in dividends for any past quarterly dividend period on any series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends, or if dividends shall not have been paid or declared in full for the current quarterly period on all series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends to the extent that dividends on such other series of Preferred Stock are cumulative, any dividends paid or declared on the Series A Preferred Stock or on any other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends shall be shared ratably by the holders of the Series A Preferred Stock and the holders of all such other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to dividends in proportion to such respective arrearages and unpaid and undeclared current quarterly cumulative dividends.

         3.       Liquidation preference.

         3.1 In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (hereinafter sometimes called "liquidation"), the holders of the Series A Preferred Stock shall be entitled to receive a preferential liquidation payment in an amount equal to $25.00 per share plus all arrearages in dividends thereon to the date fixed for the liquidation payment (computed without interest), before any distribution shall be made to the holders of the common stock or any other stock junior to the Series A Preferred Stock as to distribution upon liquidation.

         3.2 If the assets of the Corporation are insufficient to permit payment of the full preferential amount payable to the holders of the Series A Preferred Stock and of any other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to distribution upon liquidation, then the assets available for distribution to holders of the Series A Preferred Stock and the holders of such other series of Preferred Stock ranking on a parity with the Series A Preferred Stock as to distribution upon liquidation shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of all such other series of Preferred Stock in proportion to the full preferential amounts payable on their respective shares upon liquidation.

         3.3 If the preferential liquidation payment shall have been made in full as provided herein, the remaining assets of the Corporation shall be distributed among the holders of common stock and other junior stock, according to their respective rights and preferences and in accordance with their respective holdings.

         3.4 For the purposes of this section 3, a consolidation or merger of the Corporation with any other corporation shall not be deemed, as such, to constitute a liquidation, dissolution or winding up of the Corporation, but any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be a liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the Series A Preferred Stock are not adversely affected by such reorganization.

         4.       Redemption.

         The Series A Preferred Stock shall not be subject to call for redemption by the Corporation, nor shall any holder thereof have the right to require redemption of the Series A Preferred Stock.

         5. Status of Series A Preferred Stock repurchased or declassified.

         Shares of Series A Preferred Stock repurchased or declassified as such by future resolution of the Board of Directors shall be deemed to be authorized but unissued shares of Preferred Stock undesignated as to series. Shares of Series A Preferred Stock exchanged for shares of any other class or series shall thereby be deemed to be cancelled and the number of shares of Preferred Stock which the Corporation is authorized to issue shall be correspondingly reduced.

         6.       Restrictions on certain action affecting Series A Preferred
Stock.

         6.1 The Corporation will not (i) establish any other series of Preferred Stock ranking prior to, or authorize any other class of stock ranking prior to (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank prior to), the Series A Preferred Stock, either as to dividends or upon liquidation, or increase the authorized number of shares of any such other class or series of stock, or (ii) amend, alter or repeal any of the provisions of the Articles of Incorporation or of this resolution so as to affect adversely the preferences, special rights or powers of the holders of the Series A Preferred Stock, or (iii) effect a merger or consolidation which would affect adversely the preferences, special rights or powers of the holders of the Series A Preferred Stock, without the consent given in writing without a meeting or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders of at least 66-2/3 per cent of the shares of the Series A Preferred Stock then outstanding.

         6.2 The Corporation may, without the consent or affirmative vote of any holders of the Series A Preferred Stock then outstanding, establish any other series of Preferred Stock ranking on a parity with, or authorize any other class of stock ranking on a parity with (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank on a parity with), the Series A Preferred Stock, either as to dividends or upon liquidation or both, or increase the authorized number of shares of any such other class or series.

         7.       Voting rights.

         Holders of the Series A Preferred Stock shall be entitled to one vote for each share upon all matters upon which holders of common stock have the right to vote, and such votes shall be counted together with those of the common stock and not separately as a class or group; provided, however, that if from time to time the outstanding shares of common stock shall be increased by any subdivision of shares, or decreased by combination of shares, and the Series A Preferred Stock shall not simultaneously be so increased or decreased in the same proportion, the number of votes of each share of Series A Preferred Stock shall be adjusted so that the proportionate voting power of the Series A Preferred Stock and of the common stock shall be the same immediately after such increase or decrease as immediately before it to the nearest 1/10th of a vote per share.

         8.       Conversion rights.

         8.1 The holders of Series A Preferred Stock shall be entitled, at any time or from time to time after June 30,1989, to surrender shares of the Series A Preferred Stock for conversion into shares of common stock of the Corporation. Subject to the provisions set forth in this section 8, each share of Series A Preferred Stock surrendered hereunder shall be converted, as of the close of business on the date of such surrender, into that number of shares of common stock having at that time an aggregate value equal to $25.00 (the "Conversion Price").

         8.2 In order to convert shares of Series A Preferred Stock into common stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Transfer Agent for the common stock, and shall give written notice to the Corporation at said office that he elects to convert the same or part thereof. The Corporation as soon as practicable thereafter will issue and deliver at said office to such holder a certificate for the number of full shares of common stock to which he shall be entitled hereunder; however, such holder shall be treated for all purposes as the record holder of such common stock at the time as of which such conversion takes place as aforesaid.

         8.3 No fractional shares of common stock shall be issued upon conversion of the Series A Preferred Stock. Instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment, concurrently with issuance of the certificate for the full number of shares to which the holder is entitled, in an amount equal to the same fraction of the Stabilized Market Value (hereinafter defined) used to determine the holder's entitlement to common stock.

         8.4 In determining the number of shares of common stock to which the Series A Preferred Stock may be converted, the following provisions shall be applied, to wit:

         (a) The Conversion Price shall be divided by the then Stabilized Market Value (hereinafter defined) per share, and the quotient shall determine the number of shares (calculated to ten-thousandths) of common stock issuable upon conversion, except in cases to which paragraph (b) applies.

         (b) If (and for so long as) the Stabilized Market Value should be less than 80% of the Corporation's last reported book value per share of common stock, the number of shares (calculated to ten-thousandths) of common stock issuable upon conversion of the Series A Preferred Stock shall be determined by the quotient obtained in dividing (x) the Conversion Price by (y) 80% of the Corporation's last reported book value per share of common stock. This paragraph
(b) shall not apply to conversions effected under Section 9 hereof.

         (c) Adjustment shall be made for any dividends accrued on the Series A Preferred Stock during the current quarterly period in which shares thereof are surrendered for conversion, by increasing the Conversion Price by an amount equal to the quarterly dividend yield, prorated to the date on which conversion is effective, on the shares so surrendered. No adjustment shall be made on account of any prior dividends on the common stock issuable upon conversion; nor shall the Corporation be obligated to make any cash payment in respect of any such dividends in connection with the surrender and conversion of Series A Preferred Stock.

         8.5      (a)      In case of any capital reorganization or any
reclassification of the common stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of the Series A Preferred Stock shall thereafter be convertible into the kind(s) of stock or other securities or property to which a holder of the number of shares of common stock of the Corporation that might have been issued (disregarding the time limitation set forth in section 8.1) upon conversion of such share of the Series A Preferred Stock shall be entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made by the Corporation or the corporation formed by such consolidation or the corporation into which the Corporation shall have merged or the transferee of the Corporation's assets, as the case may be, in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of the Series A Preferred Stock.

         (b) If, after giving effect to any such consolidation, merger or conveyance of all or substantially all of the assets of the Corporation, the holders of the Corporation's common stock (as a group) would own less than 50% of all the issued and outstanding voting stock of the corporation formed by such consolidation or the corporation surviving such merger or the transferee of the Corporation's assets, as the case may be, then, notwithstanding the date set forth in section

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



8.1, the conversion rights of the holders of the Series A Preferred Stock shall be advanced to the close of business on the date on which the shareholders of the Corporation shall have approved the subject transaction.

         8.6      In case:

         (i) the Corporation shall authorize the granting to the holders of its common stock of rights to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

         (ii) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

         (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding shares of the Series A Preferred Stock, at least ten (10) days prior to the date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of common stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the date, if any, to be fixed as of which holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         8.7 The Corporation shall at all times reserve and keep available, out of its authorized but unissued common stock or out of shares of common stock held in its Treasury, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the full number of shares of common stock deliverable upon the conversion of all shares of the Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the Commonwealth of Pennsylvania, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued or available from Treasury shall not be sufficient to permit the conversion of all of the shares of the Series A Preferred Stock at the time outstanding.

         8.8 The Corporation will pay any and all issue taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of the Series A Preferred Stock pursuant to this section 8 or section 9 hereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such change in registration has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation, that such tax has been paid.

         8.9 If any shares of common stock issuable upon conversion of the Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be lawfully issued upon conversion, then the Corporation shall, in good faith and as expeditiously as possible, endeavor to obtain such registration or approval, as the case may be, but shall not be required to issue such shares until the requisite registration or approval has been obtained.

         9.       Required Conversion to Common Stock.

         9.1 At the option of the Corporation, the Series A Preferred Stock shall be converted into common stock of the Corporation after one-half or more of the shares comprising the Series A Preferred Stock (disregarding shares declassified before issue) shall no longer be outstanding (whether by reason of conversion pursuant to section 8 hereof or repurchase or otherwise). Subject to the provisions of this section 9, such option may be exercised at any time by resolution of the Board of Directors, but only with respect to all the then outstanding Series A Preferred Stock.

         9.2 Conversion of the Series A Preferred Stock pursuant to the option reserved in section 9.1 hereof may be required as of any quarterly dividend payment date (specified in section 2.1 hereof) to which all dividends have been declared and paid in full, as may be determined by the Board of Directors and fixed in the resolution directing such conversion. Notice of the required conversion of the Series A Preferred Stock shall be published once in two newspapers printed in the English language and customarily published on each business day and of general circulation, one in the City of Pittsburgh, Pennsylvania and one in Beaver Falls, Pennsylvania (or if no such newspaper is published in Beaver Falls, then publication in lieu thereof may be made in any other newspaper selected as appropriate for this purpose by the Treasurer of the Corporation), such publications to be at least 30 days prior to the date fixed by the Board of Directors for such conversion. Notice of such election shall also be mailed not less than 60 days nor more than 120 days prior to the date fixed for conversion to each holder of record of shares of the Series A Preferred Stock to be converted hereunder, at his address as the same may appear on the books of the Corporation.

         9.3 Effective upon the date fixed for conversion, as specified in the resolution directing conversion hereunder, all shares of the Series A Preferred Stock with respect to the conversion of which such notices shall have been given (and which remain outstanding on the date so fixed) shall automatically be deemed to be no longer outstanding for any purpose, whether or not the certificates for such shares shall have been surrendered for conversion. All rights with respect to such shares shall thereupon cease and terminate except for the right of the respective holders of the certificates for such shares to receive, upon surrender thereof, duly endorsed, to the transfer agent for the common stock, certificates for the common stock issuable in respect to the conversion of their Series A Preferred Stock as of the date fixed for conversion.

         9.4 The number of shares of common stock issuable upon required conversion shall be determined in accordance with the applicable provisions in section 8 hereof.

         10.      Miscellaneous.

         10.1 The term "Stabilized Market Value" in this Resolution means the price per share of the Corporation's common stock paid in secondary trading transactions during the 45-day period next preceding the date as of which Stabilized Market Value is to be determined hereunder, computed on a weighted average basis with respect to the numbers of shares involved in such transactions. Prices paid shall be ascertained in good faith by the Treasurer of the Corporation by reference to all reasonably available data deemed reliable by him for such purpose. If fewer than five secondary trading transactions are found to have occurred during such 45-day period, "Stabilized Market Value" shall be determined by reference to the median between the average bid and ask prices quoted during said period by any two market-makers selected for this purpose in good faith by the Treasurer of the Corporation.

         10.2 The last reported book value of the Corporation's common stock, for purposes of this Resolution, shall be determined by reference to the shareholder's equity, calculated on a fully-diluted basis, of the Corporation as set forth in the most recent balance sheet of the Corporation filed with the Securities and Exchange Commission.

         10.3 The shares of Series A Preferred Stock shall not have any relative or special rights and powers other than as set forth in this Resolution and in the Articles of Incorporation, as amended, of the Corporation.

         B.       7-1/2 CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

         1.       Designation and number of shares of series.

         A series of Preferred Stock comprised of 460,000 shares is created, established and designated "7-1/2% Cumulative Convertible Preferred Stock, Series B" (hereinafter called "Series B Preferred Stock").

         2.       Dividend rights.

         2.1 The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, preferential cumulative dividends in cash at the annual rate of $1.875 per share and no more, payable quarterly on March 15, June 15, September 15 and December 15 of each year commencing June 15, 1992. In the case of the issuance of shares of Series B Preferred Stock on or prior to May 15, 1992, such dividends shall be cumulative from and after May 15, 1992, and the initial dividend for the period commencing on May 15, 1992 to but not including June 15, 1992 shall be payable on June 15, 1992. Such initial dividend and all other dividends payable for a period less than a full quarterly period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the case of the issuance of other shares of Series B Preferred Stock issued after May 15, 1992 such dividends with respect to each of such other shares shall be cumulative from the quarterly dividend payment date next preceding the date of issuance of such shares to which dividends have been paid on Series B Preferred Stock (or from May 15, 1992 if such shares are issued on or prior to the record date for the first dividend declared on Series B Preferred Stock), unless the date of issuance of such shares is a dividend payment date to which dividends have been paid on Series B Preferred Stock or a date between the record date for the determination of holders of Series B Preferred Stock entitled to receive a dividend which has been declared and the date of payment thereof, in either of which events such dividend shall be cumulative from such dividend payment date, so that all holders of record of Series B Preferred Stock outstanding on any record date for the determination of holders of Series B Preferred Stock entitled to receive any dividend thereon shall have the same dividend rights per share.

         2.2 So long as any shares of the Series B Preferred Stock are outstanding, no dividends, other than (i) dividends on common stock payable in common stock, (ii) dividends payable in stock which is junior to the Series B Preferred Stock (both as to dividends and upon liquidation), (iii) options, warrants or other rights to subscribe for or purchase common stock or other stock which is junior to the Series B Preferred Stock and (iv) cash in lieu of fractional shares in connection with any such dividend, shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on the common stock or on any other stock junior to the Series B Preferred Stock as to dividends, unless there shall be no arrearages in dividends on the Series B Preferred Stock for any past quarterly dividend period, and all cumulative dividends shall have been paid or declared in full on the Series B Preferred Stock for the current quarterly dividend period.

         2.3 Subject to the foregoing provisions, such dividends and other distributions (payable in cash, property or stock junior to the Series B Preferred Stock) as may be determined by the Board of Directors may be declared and paid from time to time on the common stock or on any other stock junior to the Series B Preferred Stock, without any right of participation therein by the holders of Series B Preferred Stock.

         2.4 So long as any shares of the Series B Preferred Stock are outstanding, no shares of any stock junior to the Series B Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary, except in connection with (i) a reclassification or exchange of any stock junior to the Series B Preferred Stock through the issuance of other stock junior to the Series B Preferred Stock (both as to dividends and upon liquidation), or (ii) the purchase, redemption or other acquisition of any stock junior to the Series B Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Series B Preferred Stock (both as to dividends and upon liquidation), nor shall any funds be set aside or made available for any purchase, redemption or sinking fund for the purchase or redemption of any stock junior to the Series B Preferred Stock, unless there shall be no arrearages in dividends on the Series B Preferred Stock for any past quarterly dividend period.

         2.5 If there are any arrearages in dividends for any past quarterly dividend period on any series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends, or if dividends shall not have been paid or declared in full for the current quarterly period on all series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends to the extent that dividends on such other series of Preferred Stock are cumulative, any dividends paid or declared on the Series B Preferred Stock or on any other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends shall be shared ratably by the holders of the Series B Preferred Stock and the holders of all such other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to dividends in proportion to such respective arrearages and unpaid and undeclared current quarterly cumulative dividends.

         3.       Liquidation preference.

         3.1 In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (hereinafter sometimes called "liquidation"), the holders of the Series B Preferred Stock shall be entitled to receive a preferential liquidation payment in an amount equal to $25.00 per share plus all arrearages in dividends thereon to, but not including, the date fixed for the liquidation payment (computed without interest) and no more, before any distribution shall be made to the holders of the common stock or any other stock junior to the Series B Preferred Stock as to distribution upon liquidation. The holders of the shares of the Series B Preferred Stock will not be entitled to receive the liquidation payment in respect of such shares until the liquidation preference of any other shares of the Corporation's stock ranking senior to the Series B Preferred Stock with respect to the rights upon liquidation shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

         3.2 If upon any liquidation the assets of the Corporation are insufficient to permit payment of the full preferential amount payable to the holders of the Series B Preferred Stock and of any other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to distribution upon liquidation, then the assets available for distribution to holders of the Series B Preferred Stock and the holders of such other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to distribution upon liquidation shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of all such other series of Preferred Stock in proportion to the full preferential amounts payable on their respective shares upon liquidation.

         3.3 If the preferential liquidation payment shall have been made in full as provided herein, the remaining assets of the Corporation shall be distributed among the holders of common stock and other junior stock, according to their respective rights and preferences and in accordance with their respective holdings, and the holders of the Series B Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation.

         3.4 For the purposes of this section 3, a consolidation or merger of the Corporation with any other corporation or a sale, lease or conveyance of all or any part of the Corporation's property or business shall not be deemed, as such, to constitute a liquidation, dissolution or winding up of the Corporation, but any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be a liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the Series B Preferred Stock are not adversely affected by such reorganization.

         4.       Redemption.

         4.1 The Series B Preferred Stock shall not be subject to call for mandatory redemption by the Corporation, nor shall any holder thereof have the right to require redemption of the Series B Preferred Stock.

         4.2 The Series B Preferred Stock shall be subject to redemption at the option of the Corporation for cash on at least 30 but not more than 60 days' notice at any time or from time to time as a whole or in part, except that the Series B Preferred Stock may not be redeemed prior to May 15, 1996. With respect to any such redemption, the Series B Preferred Stock shall be redeemable at the following redemption prices per share, together in each case with accrued but unpaid dividends to but excluding the date fixed for redemption, if redeemed during the 12-month period beginning on:

         Year                                              Redemption Price Per Share
                                                         of Convertible Preferred Stock
----------------------                              ----------------------------------------

May 15, 1996                                                           $26.125
May 15, 1997                                                            25.938
May 15, 1998                                                            25.750
May 15, 1999                                                            25.563
May 15, 2000                                                            25.375
May 15, 2001                                                            25.188
May 15, 2002 and thereafter                                              25.00

         4.3 Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received. Such notice shall state:
(i) the date fixed for redemption; (ii) the redemption price; (iii) that the holder has the right to convert such shares into Common Stock until the close of business on the redemption date; (iv) the then-effective conversion rate and the place where certificates for such shares may be surrendered for conversion; (v) if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (vi) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (vii) that after such date fixed for redemption the shares to be redeemed shall not accrue dividends.

         At the option of the Corporation, if notice of redemption is mailed as aforesaid, and if prior to the date fixed for redemption funds sufficient to pay in full the redemption price are deposited in trust, for the account of the holders of the shares to be redeemed, with a bank or trust company named in such notice doing business in the Borough of Manhattan, the City of New York, State of New York or the Commonwealth of Pennsylvania and having capital surplus and undivided profits of at least $50 million (which bank or trust company also may be the transfer agent and/or paying agent for the Series B Preferred Stock) notwithstanding the fact that any certificate(s) for shares called for redemption shall not have been surrendered for cancellation, on and after such date of deposit the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, and all rights of the holders of such shares as shareholders of the Corporation shall cease, except the right of the holders thereof to convert such shares in accordance with the provisions of Paragraph 8 at any time prior to the close of business on the redemption date and the right of the holders thereof to receive out of the funds so deposited in trust the redemption price, without interest, upon such surrender of the certificate(s) representing such shares. Any funds so deposited with such bank or trust company in respect of shares of Series B Preferred Stock converted before the close of business on the redemption date shall be returned to the Corporation upon such conversion. Any funds so deposited with such bank or trust company which shall remain unclaimed by the holders of shares called for redemption at the end of two years after the redemption date shall be repaid to the Corporation, on demand, and thereafter the holder of any such shares shall look only to the Corporation for the payment, without interest, of the redemption price.

         4.4 Any provision of this Section 4 to the contrary notwithstanding, in the event that any quarterly dividend payable on the Series B Preferred Stock shall be in arrears and until all such dividends in arrears shall have been paid or declared and set apart for payment, the Corporation shall not redeem any shares of Series B Preferred Stock unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed and shall not purchase or otherwise acquire any shares of Series B Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series B Preferred Stock.

         4.5 If fewer than all the outstanding shares of the Series B Preferred Stock are to be redeemed, the Corporation shall select those to be redeemed by lot or on a pro rata basis or by any other method deemed by the Corporation to be equitable (with adjustments to avoid fractional shares).

         4.6 Any shares of the Series B Preferred Stock for which a notice of redemption has been given may be converted into shares of Common Stock at any time before the close of business on the date fixed for the redemption as set forth in Section 8 below.

         5. Status of Series B Preferred Stock repurchased or declassified.

         Shares of Series B Preferred Stock repurchased or declassified as such by future resolution of the Board of Directors shall be deemed to be authorized but unissued shares of Preferred Stock undesignated as to series. Shares of Series B Preferred Stock exchanged for shares of any other class or series shall thereby be deemed to be cancelled and the number of shares of Preferred Stock which the Corporation is authorized to issue shall be correspondingly reduced.

         6.       Restrictions on certain action affecting Series B Preferred
Stock.

         6.1 So long as any shares of Series B Preferred Stock remain outstanding, the Corporation will not, without the consent given in writing without a meeting or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders of at least 66-2/3 per cent of the shares of the Series B Preferred Stock then outstanding, (i) authorize, create or issue, or increase the authorized or issued amount of, any other series of Preferred Stock or any other class of stock ranking prior to (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank prior to), the Series B Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or (ii) amend, alter or repeal any of the provisions of the Articles of Incorporation or of this resolution so as to materially and adversely affect the preferences, special rights, privileges or voting powers of the holders of the Series B Preferred Stock, or (iii) effect a merger or consolidation which would affect materially and adversely the preferences, special rights, privileges or voting powers of the holders of the Series B Preferred Stock; provided, however, that any increase in the amount of the authorized preferred stock or any outstanding series of preferred stock or any other capital of the Corporation, or the creation and issuance of other series of preferred stock including the Series B Preferred Stock, or of any other capital stock of the Corporation, in each case ranking on a parity with or junior to the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, special rights, privileges or voting powers.

         6.2 The Corporation may not, without the consent or affirmative vote of holders of the Series B Preferred Stock then outstanding as described in
Section 6.1, establish any other series of Preferred Stock ranking on a parity with, or authorize any other class of stock ranking on a parity with (or issuable in series which may, by resolutions of the Board of Directors providing for the issue of such series, rank on a parity with) the Series B Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both ("Parity Stock"), or increase the authorized number of shares of any such other class or series, unless the Articles of Incorporation or Designation Statement creating or authorizing such class or series provide that if in any case the stated dividends or amounts payable upon liquidation, dissolution or winding up are not paid in full on the Series B Preferred Stock and all outstanding shares of Parity Stock, the shares of all Parity Stock shall share ratably in the payment of dividends, including accumulations (if any) in accordance with the sums which would be payable on all Parity Stock if all dividends in respect of all shares of Parity Stock were paid in full, and on any distribution of assets upon liquidation, dissolution or winding up ratably in accordance with the sums which would be payable in respect of all shares of Parity Stock if all sums payable were discharged in full.

         7.       Voting rights.

         Except as set forth in section 6 or as otherwise from time to time expressly required by law, holders of the Series B Preferred Stock shall not be entitled to vote.

         8.       Conversion rights.

         8.1 The holders of Series B Preferred Stock shall be entitled, at any time, to surrender shares of the Series B Preferred Stock for conversion into shares of common stock of the Corporation. Subject to the provisions set forth in this section 8, each share of Series B Preferred Stock surrendered hereunder shall be converted, as of the close of business on the date of such surrender, into 1.6026 shares of common stock subject to adjustment as described in Section 8.4 (the "Conversion Rate").

         8.2 In order to convert shares of Series B Preferred Stock into common stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Transfer Agent for the common stock, and shall give written notice to the Corporation at said office that he elects to convert the same or part thereof. The Corporation as soon as practicable thereafter will issue and deliver at said office to such holder a certificate for the number of full shares of common stock to which he shall be entitled hereunder; however, such holder shall be treated for all purposes as the record holder of such common stock at the time as of which such conversion takes place as aforesaid.

         8.3 No fractional shares of common stock shall be issued upon conversion of the Series B Preferred Stock. Instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment, concurrently with issuance of the certificate for the full number of shares to which the holder is entitled, in an amount equal to the product of (i) the fraction of a share which would otherwise be issuable, and (ii) the current market price of the Corporation's common stock on the date of conversion.

         8.4 The Conversion Rate shall be subject to adjustment from time to time as follows:

                  (a) In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a subdivision of the outstanding shares of common stock or the determination of holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock (or payable in certain rights or warrants entitling them to subscribe for common stock) at less than the current market price, then, as of such record date (or the date of such dividend distribution or subdivision if no record date is fixed) the Conversion Rate of the Series B Preferred Stock shall be appropriately increased so that the number of shares of common stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase of outstanding shares of common stock.

                  (b) If the number of shares of common stock outstanding at any time is decreased by a combination of the outstanding shares of common stock, then, following the record date of such combination, the Conversion Rate for the Series B Preferred Stock shall be appropriately decreased so that the number of shares of common stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of common stock.

                  (c) In the event the Corporation shall declare a distribution payable in the Corporation's capital stock (other than common stock), evidences of indebtedness issued by the Corporation, assets (excluding cash dividends or distributions from retained earnings) or warrants or rights not referred to in section 8.4(a), then, in each such case for the purpose of this section, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of common stock of the Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of common stock of the Corporation entitled to receive such distribution.

         8.5 No adjustment in the Conversion Rate will be required unless such adjustment would require a change of at least .01 in the Conversion Rate then in effect; provided, however, that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

         8.6 In the case of any consolidation or merger to which the Corporation is a party and as a result of which holders of common stock shall be entitled to receive securities, cash or other property with respect to or in exchange for such common stock, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in case of any reclassification or change in outstanding shares of common stock (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination of the common stock) there will be no adjustment of the Conversion Rate but the holder of each share of Series B Preferred Stock then outstanding will have the right thereafter to convert such share into the kind and amount of securities, cash or other property which such holder would have owned or have been entitled to receive immediately after such consolidation or merger, sale or conveyance or reclassification or change had such share been converted immediately prior to the effective date of such consolidation or sale or conveyance or reclassification or change. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of common stock includes shares of stock, securities or other property or assets (including cash) of an entity other than the successor or acquiring entity, as the case may be, in such consolidation, merger, sale or conveyance, then the Corporation shall enter into an agreement with such other entity for the benefit of the holders of Series B Preferred Stock that shall contain such provisions to protect the interests of such holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

         8.7 The Corporation shall at all times reserve and keep available, out of its authorized but unissued common stock or out of shares of common stock held in its Treasury, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the full number of shares of common stock deliverable upon the conversion of all shares of the Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the Commonwealth of Pennsylvania, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued or available from Treasury shall not be sufficient to permit the conversion of all of the shares of the Series B Preferred Stock at the time outstanding.

         8.8 The Corporation will pay any and all issue taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of the Series B Preferred Stock pursuant to this section 8. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such change in registration has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation, that such tax has been paid.

         8.9 If any shares of common stock issuable upon conversion of the Series B Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be lawfully issued upon conversion, then the Corporation shall, in good faith and as expeditiously as possible, endeavor to obtain such registration or approval, as the case may be, but shall not be required to issue such shares until the requisite registration or approval has been obtained.

         8.10 The Corporation reserves the right to make any adjustment in the Conversion Rate in addition to those required in the foregoing provisions as the Corporation in its discretion shall determine to be advisable in order that certain stock-related distributions hereafter made by the Corporation to its stockholders shall not be taxable. Except as stated above, the Conversion Rate will not be adjusted for the issuance of common stock or any securities convertible into or exchangeable for common stock or carrying the right to purchase any of the foregoing.

         Upon conversion no adjustments will be made for accrued dividends and, therefore, shares of the Series B Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except shares called for redemption on a date during such period) must be accompanied by payment of an amount equal to the dividend payable on such shares on such dividend payment date.

         8.11 In the case of any share of Series B Preferred Stock that is converted after any record date with respect to the payment of a dividend on the Series B Preferred Stock and on or prior to the date on which such dividend is payable by the Corporation (the "Dividend Due Date") the dividend due on such Dividend Due Date shall be payable on such Dividend Due Date to the holder of record of such shares as of such preceding record date notwithstanding such conversion. Shares of Series B Preferred Stock surrendered for conversion during the period from the close of business on any record date with respect to the payment of a dividend on the Series B Preferred Stock next preceding any Dividend Due Date to the opening of business on such Dividend Due Date shall (except in the case of shares of Series B Preferred Stock which have been called for redemption on a redemption date within such period) be accompanied by payment in next-day funds or other funds acceptable to the Corporation of an amount equal to the dividend payable on such Dividend Due Date on the share of Series B Preferred Stock being surrendered for conversion. The dividend with respect to a share of Series B Preferred Stock called for redemption on a redemption date during the period from the close of business on any record date with respect to the payment of a dividend on the Series B Preferred Stock next preceding any Dividend Due Date to the opening of business on such Dividend Due Date shall be payable on such Dividend Due Date to the holder of record of such share on such dividend record date notwithstanding the conversion of such share of Series B Preferred Stock after such record date and prior to such Dividend Due Date, and the holder converting such share of Series B Preferred Stock need not include a payment of such dividend amount upon surrender of such share of Series B Preferred Stock for conversion. Except as provided in this paragraph, no payment or adjustment shall be made upon any conversion on account of any dividends accrued on shares of Series B Preferred Stock surrendered for conversion or on any dividends on the shares of Common Stock issued upon conversion.

         9.       Miscellaneous.


         9.1 The "current market price" of the Corporation's common stock, for purposes of this Resolution, shall mean the average, for the ten trading days immediately preceding the date as of which "current market price" is to be determined, of (A) the median of the highest bid price and lowest ask price per share of the Corporation's common stock as reported by the National Association of Securities Dealers Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (B) if the Corporation's common stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Corporation's common stock on the principal securities exchange on which the Corporation's common stock is listed. If the Corporation's common stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, "current market price" shall be determined in the manner set forth in clause (A) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (B) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the "current market price" shall be the average of actual sale prices of the Corporation's common stock during the ten business days immediately preceding the date as of which "current market price" is to be determined.

         9.2 The shares of Series B Preferred Stock shall not have any relative or special rights and powers other than as set forth in this Resolution and in the Articles of Incorporation, as amended, of the Corporation.

Section II.  Common Stock

         Except for and subject to those rights expressly granted to holders of the Preferred Stock by resolution or resolutions adopted by the Board of Directors pursuant to Section I of this Article 5 and except as may be provided by the laws of the Commonwealth of Pennsylvania, holders of the Common Stock shall have exclusively all other rights of shareholders.

Section III.  Preemptive Rights; Cumulative Voting

         A. The Corporation may issue shares, option rights, securities having conversion or option rights and any other securities of any class without first offering them to shareholders of any class or classes.

         B. The shareholders shall not have any right of cumulative voting.

Section IV.  Special Voting Requirements

         A. Except as provided in paragraph C below, no corporate action of a character described in paragraph B below, and no agreement, plan or resolution providing therefor, shall be valid or binding upon the Corporation unless such corporate action shall have been approved in compliance with all applicable provisions of the Florida Business Corporation Act and these Articles and shall have been authorized by the affirmative vote of at least seventy-five percent of the outstanding shares of Common Stock entitled to vote, given in person or by proxy, at a meeting called for such purpose.

         B.       Corporate actions subject to the voting requirements of this
Section IV shall be:

                  (i) any merger or consolidation, or any sale, lease, exchange or other disposition, in a single transaction or series of related transactions, of all or substantially all or a substantial part of the properties or assets of the Corporation; or

                  (ii) removal of the entire Board of Directors, a class of Directors or any member of the Board of Directors during his term without cause.

         C. The voting requirements of this Section shall not apply to any transaction of a character described in clause (i) of paragraph B above if the Board of Directors shall have approved and recommended the transaction prior to the consummation thereof.

         D. Except if otherwise specifically provided in the Bylaws of the Corporation such Bylaws may be altered or repealed and new Bylaws may be adopted by the Board or by the affirmative vote of the holders of at least seventy-five percent of the outstanding Common Stock entitled to vote.

         E. For purposes of this Section IV, the following definitions shall apply:

                  (i) "Person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, a government or political subdivision thereof and any other entity.

                  (ii) "Substantial Part" shall mean more than twenty percent of the total consolidated assets of the Corporation, as shown on its consolidated balance sheet as of the end of the most recent fiscal year.

         F. The affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Common Stock entitled to vote shall be required to amend or repeal this Section IV or Section V hereof.

                                    ARTICLE 6

         A. The Board of Directors of the Corporation. when evaluating any proposal

                  (i) involving a tender or exchange offer for any security of the Corporation,

                  (ii) to merge or consolidate the Corporation with another corporation or other person, or

                  (iii) to purchase or otherwise acquire all or substantially all or a substantial part of the properties or assets of the Corporation,

shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation, the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and societies in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

         The definitions set forth in Article 5, Section IV, paragraph E of these Articles shall apply to this Article 6.

         B. If the Board of Directors determines that a proposal of a character described in clause (i) or (ii) or (iii) of paragraph a above should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any or all of the following: advising shareholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the Corporation's securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

                                    ARTICLE 7

         The following are provisions for the regulation of the internal affairs and business of the Corporation:

         A.       BYLAWS

         The Board of Directors of the Corporation shall have the power to make, alter, amend and repeal such Bylaws as it may deem necessary and convenient for the regulation and management of the Corporation not inconsistent with law or the Articles.

         B.       INDEMNIFICATION

         Directors and Officers of the Corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened action, suit or proceedings, civil, criminal, administrative, investigative or other (whether brought by or in the right of the Corporation or otherwise) arising out of their service to the Corporation or to another organization at the request of the Corporation, or because of their positions with the Corporation. Persons who are not Directors or Officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The Corporation may purchase and maintain insurance to protect itself and any such Director, Officer or other person against any liability, cost or expense asserted against or incurred by him in respect of such service, whether or not the Corporation would have the power to indemnify him against such liability by law or under the provisions of this paragraph. The provisions of this paragraph shall be applicable to persons who have ceased to be Directors or Officers, and shall inure to the benefit of the heirs, executors and administrators of persons entitled to indemnity hereunder.

         C.       RESERVED POWER

         The Corporation shall be deemed for all purposes to have reserved the right to alter, change, or repeal any provision contained in its Articles or Bylaws to the extent now or hereafter permitted or prescribed by law, and all rights herein conferred upon shareholders and others are granted subject to such reservation.

                                    ARTICLE 8

         Any or all classes and series of shares or any part thereof, may be uncertificated shares to the extent now or hereafter permitted or prescribed by law.

                                    ARTICLE 9

         To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for any action taken, or any failure to take any action.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this ___ day of _____________, 2001.



                                               -------------------------------
                                               James G. Orie
                                               Incorporator

                                                                       EXHIBIT D

                     BYLAWS OF F.N.B. SURVIVING CORPORATION
                              A Florida Corporation

                          Adopted _______________, 2001


                                    ARTICLE I
                                  SHAREHOLDERS

         SECTION 1. ANNUAL MEETING. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held at the principal office of the Corporation, at 2 o'clock, p.m. on the fourth Wednesday of April of each year, or at such other time and place as the Board of Directors may designate. Notice of such meeting shall be given not less than ten days prior to the date thereof, addressed to each shareholder at his/her address appearing on the books of the Corporation.

         SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called by the Chairman of the Board or the President, or by the Secretary pursuant to a resolution or at the written direction of 75% of the members of the Board of Directors, or by the holders of not less than 10% of the outstanding shares of the Corporation. Special meetings may be held at such place within or without the State of Florida as shall be specified in the notice thereof. Except as otherwise required by law or by the Articles, written notice of the time, place and purpose or purposes of every special meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at the meeting. At any special meeting only such business may be transacted which is related to the purpose or purposes set forth in the notice thereof.

         SECTION 3. RECORD DATE FOR MEETINGS AND OTHER PURPOSES. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or allotment of any right, or for the purpose of any other action, the Board shall fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than 70 days before the date of such meeting or other action.

         When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof; provided, however, that if a meeting is adjourned to a date more than 120 days from the original date of the meeting, the Board shall fix a new record date.

         When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting.

         SECTION 4. QUORUM FOR MEETINGS. Except as otherwise required by law or in the Articles, the holders of shares entitled to cast a majority of the votes present at a meeting of shareholders in person or by proxy shall constitute a quorum at such meeting for the transaction of business, but the shareholders present may adjourn any meeting to another time or place despite the absence of a quorum. The shareholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of this Section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

         SECTION 5. PRESIDING OFFICER AND SECRETARY. At any meeting of the shareholders, if neither the Chairman of the Board, if there be one, nor the President nor a Vice President nor a person designated by the Board to preside at the meeting shall be present, the shareholders shall appoint a presiding officer for the meeting. If neither the Secretary nor an Assistant Secretary shall be present, the appointee of the person presiding at the meeting shall act as Secretary of the meeting.

         SECTION 6. JUDGE OF ELECTION. The Board may, in advance of any shareholders' meeting, appoint one or three Judges of Election to act at the meeting or any adjournment thereof. If a Judge of Election is not so appointed, the person presiding at the shareholders' meeting may, and on the request of any shareholder entitled to vote thereat shall, make such appointment. In case any person appointed as Judge of Election fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding at the meeting. No person shall be elected a director at a meeting at which he has served as a Judge of Election.

         The Judge of Election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. If there are three Judges of Election the act of majority shall govern. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the Judge of Election shall make a report in writing of any challenge, question or matter determined by him or her. Any such report shall be prima facie evidence of the facts therein stated, and shall be filed with the minutes of the meeting.

         SECTION 7. VOTING. Whenever directors are to be elected by the shareholders, they shall be elected by a plurality of the votes cast at the meeting of shareholders by the holders of shares entitled to vote for such directors.

         Whenever any action other than the election of directors is proposed to be taken by vote of the shareholders, except as otherwise expressly required by law, in the Articles or in these Bylaws, it shall be authorized by a majority of the votes cast at the meeting of shareholders by the holders of shares entitled to vote thereon.

         Except as otherwise provided by the Articles, each shareholder of the Corporation entitled to vote on any matter at any meeting of shareholders shall be entitled to one vote for every such share standing in his/her name on the record date for the meeting.

         Elections of directors need not be by ballot unless required by vote of the shareholders before the voting for election of directors begins. Otherwise, the method of voting at any election of directors and upon any other matter before a meeting shall be determined at the discretion of the person presiding at the meeting.

         SECTION 8. VOTING LIST. The Secretary of the Corporation, or other officers or agents designated by the Board of Directors, shall make a complete list of the shareholders entitled to vote at each meeting arranged in alphabetic order with the addresses and the number of shares held by each. The list shall be available for inspection by any shareholder at least ten days prior to the meeting and shall be produced and kept open at the meeting and shall be subject to inspection by any shareholder during the meeting.

         SECTION 9. NOTICE OF SHAREHOLDER PROPOSALS. No proposal submitted by a shareholder of the Corporation for consideration at the annual meeting of the shareholders will be considered at any such meeting unless the Secretary of the Corporation has received written notice of the matter proposed to be presented from the shareholder on or prior to the date which is 120 days prior to the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of shareholders.

                                   ARTICLE II
                               BOARD OF DIRECTORS

         SECTION 1. POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors (herein referred to as the "Board").

         SECTION 2. NUMBER AND QUALIFICATION OF DIRECTORS. The entire Board shall consist of that number of directors, not less than five nor more than 25, as shall from time to time be prescribed by the Board. Directors shall be at least 21 years of age but need not be United States citizens, residents of Florida nor shareholders of the Corporation.

         SECTION 3. CLASSIFICATION OF DIRECTORS. The board of directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the Corporation's initial Class I directors shall expire at the Corporation's 2002 annual meeting of shareholders; the term of the Corporation's initial Class II directors shall expire at the Corporation's 2003 annual meeting of shareholders; and the term of the Corporation's initial Class III directors shall expire at the Corporation's 2004 annual meeting of shareholders.

         At each annual meeting of the shareholders, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. Except as provided in Section 6, a director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         SECTION 4.  NOMINATION OF DIRECTORS.

         (a) By Board Resolution. Prior to each annual meeting, and subject to the power accorded to it under Section 2 of this Article, the Board shall nominate candidates to succeed the directors of the class whose terms will expire at such meeting and shall disclose the identity and credentials of such nominees to the shareholders by means of a proxy statement filed and disseminated pursuant to Regulation 14A adopted under the federal Securities Exchange Act of 1934 (or any successor regulation or statute).

         (b) By Shareholders. Nominations for election of directors may also be made by any shareholder entitled to vote for the election of directors if written notice (the "Notice") of the shareholder's intent to nominate a director at the meeting is given by the shareholder and received by the Secretary of the Corporation in the manner and within the time specified herein. The Notice shall be delivered to the Secretary not less than 14 days prior to the meeting of the shareholders called for the election of directors; except that if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary, the Notice may be mailed to the Secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary.

         (c) Contents of Notice. The Notice shall be in writing and shall contain or be accompanied by:

                  (1)      the name and address of the nominating shareholder;

                  (2) a representation that the shareholder is a holder of record of the Corporation's voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

                  (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the Board;

                  (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

                  (5) the written consent of each nominee to serve as a director of the Corporation if so elected; and

                  (6) such other information as may be required by any applicable law or regulation.

         (d) Determination of Compliance. The Judge or Judges of Election, or if a Judge or Judges of Election shall not have been appointed pursuant to these bylaws the presiding officer at the meeting, may if the facts warrant, determine and declare to the meeting that any nomination made at the meeting pursuant to paragraph (b) hereof was not made in accordance with the procedures of this Section 4 and, in such event, that nomination shall be invalid. Any decision by the presiding officer shall be conclusive and binding upon all shareholders of the Corporation for any purpose.

         SECTION 5. TERM OF DIRECTORS. Each director shall hold office for the term for which he/she is elected and thereafter until his/her successor is duly elected and qualified or until his/her earlier death, resignation or removal.

         SECTION 6. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Any directorship not filled at the annual meeting and any vacancy occurring in the Board, however caused (including any vacancy created as a result of any increase in the number of directors) may be filled by the affirmative vote of a majority of the incumbent directors or by a sole remaining director. If one or more directors shall resign from the Board effective at a future date, a majority of directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, to take effect when such resignation or resignations shall become effective.

         If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office until the next annual meeting of shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

         SECTION 7. RESIGNATIONS. Any director may resign by written notice delivered to the Secretary. A resignation shall be effective upon receipt or at such subsequent time as shall be specified in the notice of resignation.

         SECTION 8. MEETINGS. Meetings of the Board, regular or special, may be held at any place within or without the State of Florida as the Board from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof. An annual meeting of the Board for the appointment of officers shall be held on the day on which the annual meeting of the shareholders shall have been held, or as soon after the holding of such meeting of shareholders as is practicable. The Board may fix times and places for regular meetings of the Board and no notice of such meetings need be given. Special meetings of the Board shall be held whenever called by the Chairman of the Board, if there be one, the President or a majority of the members of the Board. Notice of each such meeting shall be given by the Secretary or the person calling the meeting to each director either personally or by mailing the same not later than the second day before the meeting, or by facsimile transmission, telegraphing, cabling, telephoning or personal delivery or communication of same no later than the day before the meeting. Notice of a meeting need not be given to any director who signs a waiver of notice whether before or after the meeting, or who attends the meeting without protesting prior to the conclusion of the meeting the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any meeting of the Board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

         SECTION 9. COMMITTEES OF THE BOARD.
         (a) The Board, by resolution adopted by a majority of the entire Board, shall appoint from among its members an Audit Committee, a Nominating Committee and a Compensation Committee, and may appoint an Executive Committee and one or more other committees, each of which shall have at least three members.

         (b) The Executive Committee, if so created, shall have and may exercise all the powers and authority of the Board except as limited by applicable law or by the Board.

         (c) The Audit Committee shall review periodically the Corporation's processes for producing financial data, its internal controls and the independence of its external auditors and such other similar matters as the Board from time to time may determine. Its members shall not include any person employed by the Corporation or any subsidiary.

         (d) The Nominating Committee shall recommend to the Board candidates to be nominated for election as directors in accordance with the provisions of Section 4(a) of this Article II and shall, when circumstances in its judgment so require, formulate plans and procedures for executive management succession, and may exercise such other powers, as may, from time to time, be lawfully granted by the Board of Directors. The majority of the Nominating Committee shall be persons who are not employees of the Corporation or any subsidiary.

         (e) The Compensation Committee shall recommend to the Board the amounts of salary, bonus and other benefits of employment to be paid as current or deferred remuneration to all executive officers of the Corporation and may exercise such other powers as may, from time to time, be lawfully granted by the Board of Directors.

         (f) The Board, by resolution adopted by a majority of the entire Board, may:

                  (i)      Fill any vacancy in any such committee;

                  (ii) Appoint one or more directors to serve as alternate members of any such committee, to act in the absence or disability of members of any such committee with all the powers of such absent or disabled members; and

                  (iii) Remove any director from membership on such committee at any time, with or without cause.

         (g) Actions taken at a meeting of each committee shall be kept in a record of its proceedings which shall be reported to the Board at its next meeting following each committee meeting.

         SECTION 10. NOTICES AND MEETINGS OF COMMITTEES. Meetings of any committee of the Board, regular or special, may be held at any place within or without the State of Florida as such committee from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof, but no notice of regular meetings need be given. Notice of such special meeting shall be given to each member of such committee in the manner specified in Section 8 of this Article II. Notice of the meeting need not be given to any member who signs a waiver of notice whether before or after the meeting, or who attends the meeting without protesting prior to the conclusion of the meeting the lack of notice to him. Neither the business to be transacted at, nor the purposes of, any meeting of a committee need be specified in the notice or waiver of notice of such meeting.

         SECTION 11. QUORUM AND ACTIONS BY COMMITTEE. A majority of each committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at a meeting at which a quorum is present shall be the act of any such committee. Each committee shall have and may exercise such authority to the extent provided by these Bylaws or in the resolution creating such committee.

         SECTION 12. RESIGNATIONS FROM COMMITTEES. Any member of a committee may resign by written notice to the Secretary. A resignation shall be effective upon receipt thereof by the Secretary of the Board or at such subsequent time as shall be specified in the notice of resignation.

         SECTION 13. COMPENSATION OF DIRECTORS. The Board, by the affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the Corporation and its subsidiaries as directors and as members of any committee of the Board of the Corporation and its subsidiaries.

         SECTION 14. QUORUM. Unless otherwise provided by law, the Articles or these Bylaws, a majority of the directors in office shall constitute a quorum for the transaction of business and the acts of the majority of the directors present and voting at a meeting at which a quorum is present, shall be the acts of the Board of Directors.

         SECTION 15. ACTION OF BOARD OR COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or any committee thereof may be taken without a meeting if, prior or subsequent to such action, all members of the Board or of such committee, as the case any be, consent thereto in writing and such written consent is filed with the minutes of the proceedings of the Board or such committee. Any such actions shall be reported to the Board at the next meeting following such action.

         SECTION 16. ACTION OF BOARD OR COMMITTEES BY TELEPHONE CONFERENCE. Directors may participate in meetings of the Board or committees of the Board by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other.

         SECTION 17. DIRECTOR'S LIABILITY. To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for any action taken, or any failure to take any action.

                                   ARTICLE III
                             OFFICERS AND EMPLOYEES

         SECTION 1. CHAIRMAN OF THE BOARD. The Board of Directors may appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. The duties of the Chairman shall be to preside at all meetings of the Board of Directors and to provide a proposed agenda for all such meetings. The Chairman shall also have and may exercise such further powers and duties as from time to time may be determined by the Board of Directors.

         SECTION 2. PRESIDENT. The Board of Directors shall appoint one of its members to be President of the Corporation. In the absence of the Chairman, the President shall preside at all meetings of the Board. The President shall also have and may exercise such further powers and duties as from time to time may be determined by the Board of Directors.

         SECTION 3. CHIEF EXECUTIVE OFFICER. The Board of Directors shall appoint a Chief Executive Officer. The Chief Executive Officer shall have and may exercise all the powers and duties pertaining, by law, regulation or practice, to the position of Chief Executive Officer and shall have and may exercise such further powers and duties as from time to time may be determined by the Board of Directors. Unless the Chairman or another executive officer or group shall have been so designated and empowered by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation.

         SECTION 4. OFFICERS. Each Executive Vice President, Senior Vice President, Vice President and Assistant Vice President shall have and may exercise any and all powers and duties which may be determined by the Board of Directors or the Chief Executive Officer. One Executive Vice President, Senior Vice President or Vice President may be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

         SECTION 5. SECRETARY. The Board of Directors shall appoint a Secretary, who shall be Secretary of the Board and of the Corporation, and shall keep accurate records of all proceedings of the Board and of the shareholders. The Secretary shall attend to the giving of all notices required by these Bylaws to be given, shall be custodian of the corporate seal, and shall have and may exercise any and all other powers and duties pertaining, by law, regulation or practice, to the office of Secretary. The Secretary shall also have and may exercise such other powers and duties as may be determined by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

         SECTION 6. TREASURER. The Board of Directors shall appoint a Treasurer who shall have charge of all funds and securities of the Corporation. The Treasurer shall have and may exercise any and all other powers and duties pertaining, by law, regulation or practice, to the office of Treasurer. The Treasurer shall also have and may exercise such other powers and duties as may be determined by the Board of Directors or the Chief Executive Officer.

         SECTION 7. ELECTION AND TERM OF OFFICE. Except for filling officer vacancies or officer positions established after the Annual Meeting, all Executive and Senior Vice Presidents and other officers of the Corporation whose responsibilities include participation in major policy making decisions shall be elected or appointed by the Board of Directors annually. All Vice Presidents, Assistant Vice Presidents and other officers who do not participate in major policy making decisions of the Corporation shall be appointed by the Chief Executive Officer. If the election of Officers shall not be held as provided herein, such election shall be held as soon thereafter as conveniently may be. Each Officer shall hold office until a successor shall have been duly elected and shall have qualified, or until the expiration of such Officer's term in office if elected or appointed for a specified period of time, or until his or her earlier death, retirement, termination, resignation or removal.

                                   ARTICLE IV
                            SHARES OF THE CORPORATION

         SECTION 1. CERTIFICATES FOR SHARES. Each certificate representing any share of the stock of any class shall be signed in the name of the Corporation by the Chairman or President or any Vice President, and the Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary, or any other officer appointed by the Board of Directors for that purpose to be known as an Authorized Officer. Any of said signatures may be engraved, printed, impressed or placed on certificates by facsimile process. Certificates may be sealed with the seal of the Corporation or a facsimile thereof and shall contain such information as is required by law to be stated thereon. Certificates may be countersigned by a transfer agent or registrar who is not an officer or employee of the Corporation. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

         SECTION 2. UNCERTIFICATED SHARES. Any or all classes and series of shares, or any portion thereof, may be declared uncertificated shares, except that no share that is represented by a certificate shall be deemed uncertificated until the certificate representing that share is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares the Corporation shall send to the registered owner of the share a written notice containing such information as is required by law. Except as otherwise expressly provided by law, the rights and obligations of holders of uncertificated shares of a class or series shall be identical to the rights and obligations of holders of certificated shares of that same class or series.

         SECTION 3. TRANSFER AGENTS AND REGISTRARS. The Board may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation, and may require all such certificates to bear the signature of either or both.

         SECTION 4. RECORD OF SHAREHOLDERS. The Corporation shall keep at its registered office in the State of Florida, or at the office of its transfer agent within or without the State of Florida a record containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became the owners of record thereof. The Corporation shall be entitled to treat the persons in whose names shares stand on the record of shareholders as owners thereof for all purposes.

         SECTION 5. LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate or certificates issued for such shares. The Corporation may cause a new certificate or certificates to be issued to such holder, in case of mutilation upon the surrender of the mutilated certificate, or in case of loss or destruction upon satisfactory proof of such loss or destruction and the deposit of a bond in such form and in such sum, and with such surety or sureties, as may be required pursuant to such policies as may be adopted by the Board of Directors.


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                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 1. SEAL. The seal of the Corporation shall be in such form as may be approved from time to time by the Board. The Corporation may use the seal by causing it or a facsimile to be affixed or impressed or reproduced in any manner.

         SECTION 2. CHECKS, NOTES DRAFTS, ETC. Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board shall from time to time determine.

         SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year.

         SECTION 4. OFFICES. The registered office of the Corporation in Florida shall be at 2150 Goodlette Road North, 8th Floor, Naples, Florida 34102, until otherwise established by the Board of Directors and a record of any such change is duly filed with the State of Florida in the manner provided by law. The Corporation may also have offices at such other places within or without Florida as the Board of Directors may from time to time determine or as the business of the Corporation may require.

         SECTION 5.  EXCEPTIONS TO REQUIREMENT FOR NOTICE.

         (a) Whenever any notice or communication is required to be given to any person under these Bylaws or otherwise and the proper officers have determined that the giving of such notice or communication to that person is then unlawful, the giving of the notice of communication to that person shall not be required notwithstanding any other provision contained herein to the contrary.

         (b) Notices or other communications shall not be sent, unless otherwise directed by the Board of Directors, to any shareholder with whom the Corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address. Whenever the shareholder provides the Corporation with a current address, the Corporation shall commence sending notices and other communications to the shareholder in the same manner as to other shareholders.

                                   ARTICLE VI
                                   AMENDMENTS

         These Bylaws may be altered or repealed and new Bylaws may be adopted by the affirmative vote of at least 75% of the members of the Board of Directors or by the affirmative vote of the holders of at least 75% of the outstanding stock entitled to vote thereon.

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                                                                       EXHIBIT E
                           SECTIONS 1571 THROUGH 1580
                  OF THE PENNSYLVANIA BUSINESS CORPORATION LAW,
                          REGARDING DISSENTERS' RIGHTS

                      PENNSYLVANIA BUSINESS CORPORATION LAW
                         Subchapter D. Dissenters Rights


         1571 APPLICATION AND EFFECT OF SUBCHAPTER. - (a) General rule. - Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

         Section 1906(c) (relating to dissenters rights upon special treatment).
         Section 1930 (relating to dissenters rights).
         Section 1931(d) (relating to dissenters rights in share exchanges).
         Section 1932(c) (relating to dissenters rights in asset transfers).
         Section 1952(d) (relating to dissenters rights in division).
         Section 1962(c) (relating to dissenters rights in conversion).
         Section 2104(b) (relating to procedure).
         Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).
         Section 2325(b) (relating to minimum vote requirement).
         Section 2704(c) (relating to dissenters rights upon election).
         Section 2705(d) (relating to dissenters rights upon renewal of election).
         Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions). Section 7104(b)(3) (relating to procedure).

         (b) Exceptions. (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

         (i) listed on a national securities exchange; or

         (ii) held of record by more than 2,000 shareholders;
shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

         (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

         (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

         (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

         (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

         (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

         (c) Grant of optional dissenters rights. - The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholder to dissenters rights.

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



         (d) Notice of dissenters rights. - Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

         (1) A statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

         (2) A copy of this subchapter.

         (e) Other statutes. - The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

         (f) Certain provisions of articles ineffective. - This subchapter may not be relaxed by any provision of the articles.

         (g) Cross references. - See 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure).

         1572 DEFINITIONS. - The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

         "Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

         "Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

         "Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

         "Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

         1573 RECORD AND BENEFICIAL HOLDERS AND OWNERS. - (a) Record holders of shares. - A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

         (b) Beneficial owners of shares. - A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

         1574 NOTICE OF INTENTION TO DISSENT. - If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.


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



         1575 NOTICE TO DEMAND PAYMENT. - (a) General rule. - If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

         (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

         (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

         (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

         (4) Be accompanied by a copy of this subchapter.

         (b) Time for receipt of demand for payment. - The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

         1576 FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC. - (a) Effect of failure of shareholder to act. - A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

         (b) Restriction on uncertificated shares. - If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

         (c) Rights retained by shareholder. - The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

         1577 RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES. - (a) Failure to effectuate corporate action. - Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

         (b) Renewal of notice to demand payment. - When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

         (c) Payment of fair value of shares. - Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

         (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

         (2) A statement of the corporation's estimate of the fair value of the shares.

         (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

         (d) Failure to make payment. - If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection
(c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation

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



on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

         1578 ESTIMATE BY DISSENTER OF FAIR VALUE OF SHARES. - (a) General rule.
- If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

         (b) Effect of failure to file estimate. - Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

         1579 VALUATION PROCEEDINGS GENERALLY. - (a) General rule. - Within 60 days after the latest of:

         (1)    Effectuation of the proposed corporate action;

         (2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment);
or
         (3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares); If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

         (b) Mandatory joinder of dissenters. - All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

         (c) Jurisdiction of the court. - The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

         (d) Measure of recovery. - Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

         (e) Effect of corporation's failure to file application. - If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

         1580 COSTS AND EXPENSES OF VALUATION PROCEEDINGS. - (a) General rule. - The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

         (b) Assessment of counsel fees and expert fees where lack of good faith appears. - Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the

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



corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

         (c) Award of fees for benefits to other dissenters. - If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.


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



                                                                       EXHIBIT F

                               F.N.B. CORPORATION
                             AUDIT COMMITTEE CHARTER

          I.      ORGANIZATION

         This charter governs the operations of the F.N.B. Corporation Audit Committee. The committee shall review and reassess this charter at least annually and obtain the approval of the F.N.B. Corporation board of directors. The committee shall disclose in the proxy statement annually the fact that the charter has been adopted, and shall also disclose in the proxy statement the charter itself at least once every three years. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. Under exceptional and limited circumstances, one director who is not independent may be appointed to the committee with approval from the board of directors. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

          II.     STATEMENT OF POLICY

         The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal risk management function (i.e. internal audit, asset review, compliance and legal), the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, risk management, and financial management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

          III.    RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board, and if necessary, take appropriate action to ensure the independence of the auditor. Annually, the committee shall review and recommend

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


                  to the board the selection of the Company's independent auditors, and shall approve the fees to be paid to the independent auditors.

         - The committee shall discuss with the internal risk management group (internal audit, asset review, compliance and legal) and the independent auditors the overall scope and plans for their respective audits including adequacy of staffing and qualifications. Also, the committee shall discuss with financial management, the internal risk management group, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal risk management group and the independent auditors, with and without management present, to discuss the results of their examinations and to review any problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information.

         - The committee shall discuss with management and the independent auditors, prior to the filing of the Company's Quarterly Report on Form 10-Q and preferably prior to any public announcement of financial results, the results of the interim financial statement reviews performed by the Company's independent auditors. Also, the committee shall discuss any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for purposes of this discussion.

         - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Based on these reviews, the committee shall recommend to the board of directors whether the audited financial statements should be included in the Annual Report on Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, and shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. The committee shall review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

                                       F-2